[LETTERHEAD OF FERGUSON & COMPANY APPEARS HERE]


                                OCTOBER 2, 1997



BOARDS OF DIRECTORS
LEXINGTON FIRST FEDERAL MUTUAL HOLDING COMPANY
LEXINGTON FIRST FEDERAL SAVINGS BANK
19 NATCHEZ TRACE DRIVE
LEXINGTON, TN  38351

DEAR DIRECTORS:

  We have completed and hereby provide, as of September 23, 1997, an updated independent appraisal of the estimated pro forma market value of the common stock which is to be issued by Community National Corporation ("Community" or the "Holding Company"), in connection with the conversion and reorganization of Lexington First Federal Mutual Holding Company ("LFFMHC" or the "MHC"). The MHC currently has a majority ownership interest in, and its principal asset consists of, the common stock of Lexington First Federal Savings Bank ("Lexington First Federal" or the "Bank"). It is our understanding that the Holding Company is to offer its stock in a subscription and community offering to the Bank's Eligible Account Holders, to Supplemental Eligible Account Holders of the Bank, to Other Members of the Bank, to directors, officers, and employees of the Bank, to certain Public shareholders, and to the community. This appraisal report update is furnished pursuant to the filing of the Holding Company's pre-effective Amendment No. 2 to its Registration Statement. Our original appraisal report, dated June 20, 1997, and a previous update report, dated August 28, 1997, are incorporated herein by reference.

  In preparing this appraisal update, we reviewed our original appraisal and our update and the various filings and applications filed with the Office of Thrift Supervision ("OTS") and the Securities and Exchange Commission ("SEC"). We considered, among other items, recent developments in stock market conditions and recent financial information on the Bank. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information.

  Our appraisal update is based on the Bank's representation that the information in the applications for conversion and additional evidence furnished us by the Bank are accurate and complete. We did not independently verify the financial statements and other information furnished by the Bank, nor did we independently value its assets and liabilities. The appraisal update considers the Bank as a going concern and should not be considered as an indication of its liquidation value.

  Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Bank's

BOARD OF DIRECTORS
OCTOBER 2, 1997
PAGE 2

pro forma market value. Ferguson & Company is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by Ferguson & Company shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

DIVIDENDS WAIVED ADJUSTMENT
---------------------------

  Pursuant to OTS policy, we have made an adjustment to the percentage of stock owned by the public stockholders for purposes of calculating the exchange ratio. The details of the waived dividends and the effect of the adjustment are shown in Exhibit XI and incorporated into Exhibit X, which provides the exchange ratios at various levels. Lexington First Federal completed the first step of its mutual holding company conversion in December 1992. Though the OTS policy generally only requires the dividend adjustment for MHC's that completed the first step after February 1, 1995, Lexington First Federal paid a special $5.00 dividend in December 1994. Adjusting for the waiver on the special dividend had the effect of reducing the public stockholders' current ownership percentage from 39.46% to 31.86%.

RECENT FINANCIAL PERFORMANCE
----------------------------

  The Bank has a December 31 fiscal year. The initial conversion application contained December 31, 1996, audited financial statements and March 31, 1997, unaudited stub period statements. The initial conversion application and appraisal are based on its March 31, 1997, financial information. The August 28, 1997, update and the Holding Company's Pre-effective Amendment No. 1 contain more recent June 30, 1997, unaudited information. This update is also based on the June 30, 1997, financial information, unchanged from the last update. Therefore, appraisal earnings, assets, liabilities, and equity are unchanged from the last appraisal.

SUMMARY OF ADJUSTMENTS TO COMPARATIVE GROUP
-------------------------------------------

  There were no changes in the Bank as compared to its comparative group that would cause us to change any of the adjustments as stated in our original appraisal as of June 20, 1997, or our update as of August 28, 1997.

RECENT THRIFT EQUITY MARKET CONDITIONS
--------------------------------------

  Since our last appraisal as of August 28, 1997, the overall thrift equity market has shown some upward movement. Exhibit I shows the movement of the SNL Thrift index from December 31, 1995, to September 23, 1997, the date of this update. The table shows that the index increased by 10.3% during the update period. The general level of interest rates has decreased slightly during the update period (see Exhibit II).

  Exhibit III provides information on thrift conversions completed since February 28, 1997. All of the nine thrifts have increased in value since conversion. The thrifts have averaged an increase of 63.0%, with a median increase of 63.8%. Individual changes have ranged from a 37.5% increase to an increase of 88.1%. Short term price increases have occurred as follows: One day--average 43.4%, median 33.8%; one week--average 44.4%, median 37.5%; and one month--average 47.4%, median 40.0%.

BOARD OF DIRECTORS
OCTOBER 2, 1997
PAGE 3


  Exhibit IV provides information on pink sheet thrift conversions completed since August 31, 1996. All of the nine thrifts have increased in value since conversion. The thrifts have averaged an increase of 46.8%, with a median increase of 40.0%. Individual changes have ranged from a 37.5% increase to an increase of 65.0%. Short term price increases have occurred as follows: One day--average 31.6%, median 35.0%; one week--average 33.2%, median 35.0%; and one month--average 34.3%, median 37.5%. A comparison of pink sheet conversions from
Exhibit IV to major exchange conversions from Exhibit III reveals that pink sheets do not appreciate in price nearly as fast as the others.

  The group of comparative institutions, which is included in Exhibit VI, experienced an average increase in per share value of 2.9% and a median increase in value of 2.6% during the update period, with nine increasing in value, one remaining unchanged, and two decreasing in value. The total market value of the group increased an average of 2.9% and a median of 2.6%, with nine increasing in value, one remaining unchanged, and two decreasing in value.

  During 1993, it was not unusual for conversion stocks to increase in price by 30% or more immediately. As pointed out above, recent conversions are matching the results experienced in 1993.

  Pink sheet conversions do not respond to changes in the overall market in the same magnitude as major exchange conversions. Pink sheet conversions closing since August 31, 1996, have closed at an average price to book of 69.3% and a median of 69.6%. There have been two recent pink sheet conversions in Tennessee--one on May 30, 1997, and one on June 30, 1997. They closed at pro forma price to book ratios of 69.6% and 72.9%, respectively. One had assets of $46.6 million and the other had assets of $44.1 million.

VALUATION APPROACH
------------------

  Exhibit VII indicates the pro forma market valuation of Lexington First Federal versus the comparative group and all publicly held thrifts. Pro forma pricing ratios for Lexington First Federal are based on the financial information shown in Exhibit IX. Pro forma earnings are based on currently available interest rates and pro forma assets and book value information are taken from the June 30, 1997, financial data included in the offering circular.

  At the $5,400,000 midpoint of the range, Lexington First Federal is valued at 75.4% of pro forma book value, representing a discount of 30.2% from the mean and 29.5% from the median of the comparative group. The midpoint price is 14.3 times pro forma earnings, representing a discount of 45.8% from the mean and a discount of 38.9% from the median of the comparative group. Apparently, the comparative group's price to earnings ("PE") ratio has been distorted by some anomaly, as the PE ratio for the other groups other than recent conversions is substantially lower.

  As compared to all publicly held thrifts, at the midpoint of the range, Lexington First Federal's PE ratio represents a discount of 18.3% from the mean and a 16.9% discount from the median. Lexington First Federal's value of 75.4% of pro forma book value is well below the mean of 161.6% and median of 152.9% of all publicly held thrifts.

BOARD OF DIRECTORS
OCTOBER 2, 1997
PAGE 4


  As compared to major exchange thrift conversions completed within the past six months (see Exhibit III), Lexington First Federal's price to pro forma book of 75.4% represents a 5.9% premium over the mean and 4.9% over the median. And its PE ratio of 14.3 represents a 48.0% discount from the mean and a 45.4% discount from the median. However, PE ratios for recent conversions are based strictly on reported earnings, with no adjustments for the SAIF assessment or other items that do not represent core income.

  As compared to pink sheet thrift conversions completed since August 31, 1996 (see Exhibit IV), Lexington First Federal's price to pro forma book of 75.4% represents an 8.8% premium over the mean and an 8.3% premium over the median. And its PE ratio of 14.3 represents a 20.1% discount from the mean and a 20.1% discount from the median.

CONCLUSION
----------

  In our opinion, Lexington First Federal's estimated pro forma market value at September 23, 1997, was $5,400,000, which represented a 25.6% increase from our last update as of August 28, 1997. The resulting valuation range is $4,590,000 at the minimum to $6,210,000 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximum is $7,141,500 based on 1.15 times the maximum. Pro forma comparisons with the comparative group are presented in Exhibit VII based on calculations shown in Exhibit IX.

  During the update period from August 28, 1997, to September 23, 1997, overall thrift equity markets have shown upward movement. Interest rates have decreased slightly. The SNL Thrift Index increased 10.3%, the average value of the comparative group increased 2.9%, and the median value of the comparative group increased 2.6%. Recent major exchange conversions have shown dramatic receptivity. Pink sheet conversions have done well but not as well as the major exchange conversions. The recent pink sheet conversions in Tennessee have performed well. Tennessee has not been one of the hot thrift acquisition states. Considering all of the above factors, combined with the adjustment of ownership percentage for waived dividends, we believe the increase in value is justified.

  Our opinion is based upon circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of Lexington First Federal, could materially affect the assumptions used in preparing this opinion.

                                               Respectfully,
                                               Ferguson & Company

                                               /s/ Robin L. Fussell

                                               Robin L. Fussell
                                               Principal


                                LIST OF EXHIBITS
    EXHIBIT
     NUMBER        TITLE                                             PAGE
-----------------                                               ---------------
       I           SNL Index                                          1

       II          Selected Interest Rates                            2

       III         Recent Conversions                                 3

       IV          Recent Pink Sheet Conversions                      6

       V           Selected Publicly Held Thrifts                     9

       VI          Comparative Group Price Changes                    27

       VII         Pro Forma Comparisons                              29

       VIII        Comparison of Pricing Ratios                       31

       IX          Pro Forma Assumptions                              32
                   Pro Forma Effect of Conversion Proceeds            33
                   Pro Forma Analysis Sheet                           37

       X           Exchange Ratios                                    39

       XI          Waived Dividends Adjustment                        40



FERGUSON & COMPANY           EXHIBIT I - SNL INDEX
------------------


                                                        % CHANGE SINCE
                                ------------------------------------------------------------
                        SNL       PREVIOUS
               DATE   INDEX           DATE     12/31/95    12/31/96      6/20/97     8/28/97
               ----   -----           ----     --------    --------     --------     -------
           12/31/95   376.5
            3/31/96   382.1           1.5%         1.5%
            6/30/96   377.2          -1.3%         0.2%
            9/30/96   429.3          13.8%        14.0%
           12/31/96   483.6          12.6%        28.4%
            3/31/97   527.7           9.1%        40.2%        9.1%
            4/30/97   537.2           1.8%        42.7%       11.1%
            5/30/97   577.9           7.6%        53.5%       19.5%
            6/20/97   625.9           8.3%        66.2%       29.4%
            6/30/97   624.5          -0.2%        65.9%       29.1%        -0.2%
            7/31/97   684.5           9.6%        81.8%       41.5%         9.4%
            8/28/97   661.2          -3.4%        75.6%       36.7%         5.6%
            9/23/97   729.1          10.3%        93.7%       50.8%        16.5%       10.3%


                           [LINE GRAPH APPEARS HERE]

SOURCE: SNL & F&C CALCULATIONS

FERGUSON & COMPANY            EXHIBIT II - SELECTED INTEREST RATES
------------------



                                                                                        8/22/97 vs.         6/20/97 vs.
                                                                                          9/26/97             8/22/97
                                                                                      ---------------    --------------
                                                                                          Increase           Increase
                                           9/26/97         8/22/97         6/20/97       (Decrease)         (Decrease)
                                      -------------   -------------   -------------   ---------------    --------------
Federal funds rate                         5.57            5.59            5.62             (0.02)              (0.03)

3 month T-bill discount  (1)               4.87            5.11            4.91             (0.24)               0.20

1 year T-bill discount   (1)               5.18            5.21            5.34             (0.03)              (0.13)

5 year treasury rate                       5.99            6.08            6.29             (0.09)              (0.21)

10 year treasury rate                      6.07            6.22            6.40             (0.15)              (0.18)

Long term treasury rate                    6.35            6.53            6.69             (0.18)              (0.16)


(1) Rates presented represent discounts, not yields.


SOURCE: FEDERAL RESERVE BANK
OF ST. LOUIS

FERGUSON & COMPANY           EXHIBIT III - RECENT CONVERSIONS
------------------         (COMPLETED SINCE FEBRUARY 28, 1997)





                                                                      Conversion               Gross             Offering
                                                                          Assets            Proceeds                Price
Ticker     Short Name                      State          IPO Date        ($000)              ($000)                  ($)
FSPT       FirstSpartan Financial Corp.    SC             07/09/97       375,526              88,608               20.000
GOSB       GSB Financial Corp.             NY             07/09/97        96,323              22,483               10.000
FBNW       FirstBank Corp.                 ID             07/02/97       133,194              19,838               10.000
CFBC       Community First Banking Co.     GA             07/01/97       352,532              48,271               20.000
HCBB       HCB Bancshares Inc.             AR             05/07/97       171,241              26,450               10.000
PSFC       Peoples-Sidney Financial Corp.  OH             04/28/97        86,882              17,854               10.000
HMLK       Hemlock Federal Financial Corp  IL             04/02/97       146,595              20,763               10.000
GSLA       GS Financial Corp.              LA             04/01/97        86,521              34,385               10.000
MRKF       Market Financial Corp.          OH             03/27/97        45,547              13,357               10.000

Maximum                                                                  375,526              88,608               20.000
Minimum                                                                   45,547              13,357               10.000
Average                                                                  166,040              32,445               12.222
Median                                                                   133,194              22,483               10.000


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & COMPANY                 EXHIBIT III - RECENT CONVERSIONS
------------------                (COMPLETED SINCE FEBRUARY 28, 1997)




                              CONVERSION PRICING RATIOS
            -------------------------------------------------------------
                 Price/            Price/            Price/        Price/        Current          Current         Current
              Pro-Forma         Pro-Forma         Pro-Forma      Adjusted          Stock           Price/      Price/Tang
             Book Value        Tang. Book          Earnings        Assets          Price       Book Value      Book Value
Ticker              (%)               (%)               (x)           (%)            ($)              (%)             (%)
FSPT               73.0              73.0             26.0           19.1         37.625              NA              NA
GOSB               73.4              73.4             23.2           18.9         15.875              NA              NA
FBNW               71.9              71.9             19.2           13.0         16.984              NA              NA
CFBC               72.7              72.7             36.1           12.0         35.500              NA              NA
HCBB               72.0              72.0             29.0           13.4         13.750              NA              NA
PSFC               71.2              71.2             11.5           17.0         17.000              NA              NA
HMLK               71.6              71.6             37.5           12.4         15.063           103.4           103.4
GSLA               63.8              63.8             38.7           28.4         16.375           100.1           100.1
MRKF               71.1              71.1             26.2           22.7         15.125           102.0           102.0

Maximum            73.4              73.4             38.7           28.4         37.625           103.4           103.4
Minimum            63.8              63.8             11.5           12.0         13.750           100.1           100.1
Average            71.2              71.2             27.5           17.4         20.366           101.8           101.8
Median             71.9              71.9             26.2           17.0         16.375           102.0           102.0

SOURCE:  SNL & F&C CALCULATIONS

FERGUSON & COMPANY                EXHIBIT III - RECENT CONVERSIONS
------------------               (COMPLETED SINCE FEBRUARY 28, 1997)

                                                                               POST CONVERSION PRICE INCREASE (DECREASE)
                 Price One         Price One           Price One            ----------------------------------------------
                 Day After        Week After         Month After             One           One           One            To
                Conversion        Conversion          Conversion             Day          Week         Month          Date
Ticker                 ($)               ($)                 ($)             (%)           (%)           (%)           (%)
FSPT                36.688            37.000              35.625            83.4          85.0          78.1          88.1
GOSB                14.625            14.875              14.375            46.3          48.8          43.8          58.8
FBNW                15.813            15.563              17.750            58.1          55.6          77.5          69.8
CFBC                31.875            33.000              34.000            59.4          65.0          70.0          77.5
HCBB                12.625            12.750              12.875            26.3          27.5          28.8          37.5
PSFC                12.563            12.875              13.250            25.6          28.8          32.5          70.0
HMLK                12.875            12.875              13.000            28.8          28.8          30.0          50.6
GSLA                13.375            13.750              14.000            33.8          37.5          40.0          63.8
MRKF                12.938            12.250              12.625            29.4          22.5          26.3          51.3

Maximum             36.688            37.000              35.625            83.4          85.0          78.1          88.1
Minimum             12.563            12.250              12.625            25.6          22.5          26.3          37.5
Average             18.153            18.326              18.611            43.4          44.4          47.4          63.0
Median              13.375            13.750              14.000            33.8          37.5          40.0          63.8


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & COMPANY           EXHIBIT IV - RECENT PINK SHEET CONVERSIONS
------------------                (COMPLETED SINCE AUGUST 31, 1996)


                                                                     Conversion             IPO
                                                                         Assets        Proceeds             IPO Price
Ticker      Short Name                    State          IPO Date        ($000)          ($000)                   ($)

CIBC        Citizens Bancorp Inc.         IN             09/18/97        45,153          10,580                10.000
WSBH        WSB Holding Co.               PA             08/29/97        33,139           3,306                10.000
SCYT        Security Bancorp, Inc.        TN             06/30/97        44,121           4,364                10.000
SVBC        Sistersville Bancorp Inc.     WV             06/26/97        26,258           6,614                10.000
SFBK        SFB Bancorp Inc.              TN             05/30/97        46,579           7,670                10.000
RFFC        Rocky Ford Financial Inc.     CO             05/22/97        20,388           4,232                10.000
VBAS        Vermilion Bancorp Inc.        IL             03/26/97        35,459           3,968                10.000
FALN        First Allen Parish Bncp Inc.  LA             09/30/96        29,605           2,645                10.000
MDWB        Midwest Savings Bank          IL             09/23/96        36,354           1,918                10.000

Maximum                                                                  46,579          10,580                10.000
Minimum                                                                  20,388           1,918                10.000
Average                                                                  35,228           5,033                10.000
Median                                                                   35,459           4,232                10.000

SOURCE: SNL & F&C CALCULATIONS

FERGUSON & COMPANY          EXHIBIT IV - RECENT PINK SHEET CONVERSIONS
------------------               (COMPLETED SINCE AUGUST 31, 1996)




                              CONVERSION PRICING RATIOS
          ------------------------------------------------------------
              Price/          Price/          Price/          Price/         Current    Current     Current    Current
           Pro-Forma       Pro-Forma       Pro-Forma        Adjusted           Stock     Price/     Price/T     Price/
          Book Value      Tang. Book        Earnings          Assets           Price     Book V      Book V   Earnings
Ticker           (%)             (%)             (x)             (%)             ($)        (%)         (%)        (x)

CIBC            73.5            73.5            18.4            19.0          13.875         NA          NA         NA
WSBH            71.4            71.4              NA             9.1          14.000         NA          NA         NA
SCYT            72.9            72.9            18.1             9.0          15.000      102.5       102.5         NA
SVBC            65.4            65.4            26.7            20.1          16.000       99.1        99.1         NA
SFBK            69.6            69.6            17.7            14.1          15.000       97.9        97.9         NA
RFFC            68.8            68.8            17.7            17.2          14.000       93.0        93.0         NA
VBAS            71.4            71.4              NA            10.1          13.750       86.3        86.3       18.1
FALN            65.5            65.5             8.8             8.2          16.500       97.8        97.8       11.8
MDWB            65.1            65.1              NA             5.0          14.000       90.7        90.7       10.9

Maximum         73.5            73.5            26.7            20.1          16.500      102.5       102.5       18.1
Minimum         65.1            65.1             8.8             5.0          13.750       86.3        86.3       10.9
Average         69.3            69.3            17.9            12.4          14.681       95.3        95.3       13.6
Median          69.6            69.6            17.9            10.1          14.000       97.8        97.8       11.8


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & COMPANY             EXHIBIT IV - RECENT PINK SHEET CONVERSIONS
------------------                    (COMPLETED SINCE AUGUST 31, 1996)


                                                                        POST CONVERSION PRICE INCREASE (DECREASE)
                Price One      Price One        Price One           -------------------------------------------------
                Day After     Week After      Month After             One            One           One            To
               Conversion     Conversion       Conversion             Day           Week         Month          Date
Ticker               ($)             ($)              ($)             (%)            (%)           (%)           (%)
CIBC              14.000          13.875               NA            40.0           38.8             NA          38.8
WSBH              13.500          13.500               NA            35.0           35.0             NA          40.0
SCYT              14.500          15.000           15.250            45.0           50.0           52.5          50.0
SVBC              13.750          13.875           14.250            37.5           38.8           42.5          60.0
SFBK              13.813          13.750           14.000            38.1           37.5           40.0          50.0
RFFC              13.000          13.125           13.500            30.0           31.3           35.0          40.0
VBAS              12.375          12.250           12.125            23.8           22.5           21.3          37.5
FALN              13.250          13.500           13.750            32.5           35.0           37.5          65.0
MDWB              10.250          11.000           11.125             2.5           10.0           11.3          40.0

Maximum           14.500          15.000           15.250            45.0           50.0           52.5          65.0
Minimum           10.250          11.000           11.125             2.5           10.0           11.3          37.5
Average           13.160          13.319           13.429            31.6           33.2           34.3          46.8
Median            13.500          13.500           13.750            35.0           35.0           37.5          40.0


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & COMPANY      EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                       Deposit
                                                                                       Insurance
                                                                                       Agency
Ticker       Short Name                          City                 State   Region   (BIF/SAIF)     Exchange      IPO Date
FFSX         First Fed SB of Siouxland(MHC)      Sioux City           IA      MW       SAIF           NASDAQ        07/13/92
NHTB         New Hampshire Thrift Bncshrs        New London           NH      NE       SAIF           NASDAQ        05/22/86
HRBF         Harbor Federal Bancorp Inc.         Baltimore            MD      MA       SAIF           NASDAQ        08/12/94
NMSB         NewMil Bancorp Inc.                 New Milford          CT      NE       BIF            NASDAQ        02/01/86
REDF         RedFed Bancorp Inc.                 Redlands             CA      WE       SAIF           NASDAQ        04/08/94
FFIC         Flushing Financial Corp.            Flushing             NY      MA       BIF            NASDAQ        11/21/95
PBKB         People's Bancshares Inc.            New Bedford          MA      NE       BIF            NASDAQ        10/30/86
MBB          MSB Bancorp Inc.                    Goshen               NY      MA       BIF            AMSE          09/03/92
MBB          MSB Bancorp, Inc.                   Goshen               NY      MA       BIF            AMSE                NA
STSA         Sterling Financial Corp.            Spokane              WA      WE       SAIF           NASDAQ              NA
PEEK         Peekskill Financial Corp.           Peekskill            NY      MA       SAIF           NASDAQ        12/29/95
CMSB         Commonwealth Bancorp Inc.           Norristown           PA      MA       SAIF           NASDAQ        06/17/96
FCBF         FCB Financial Corp.                 Oshkosh              WI      MW       SAIF           NASDAQ        09/24/93
AMFC         AMB Financial Corp.                 Munster              IN      MW       SAIF           NASDAQ        04/01/96
BKUNA        BankUnited Financial Corp.          Coral Gables         FL      SE       SAIF           NASDAQ        12/11/85
CFTP         Community Federal Bancorp           Tupelo               MS      SE       SAIF           NASDAQ        03/26/96
BFD          BostonFed Bancorp Inc.              Burlington           MA      NE       SAIF           AMSE          10/24/95
HHFC         Harvest Home Financial Corp.        Cheviot              OH      MW       SAIF           NASDAQ        10/10/94
MLBC         ML Bancorp Inc.                     Villanova            PA      MA       SAIF           NASDAQ        08/11/94
ISBF         ISB Financial Corporation           New Iberia           LA      SW       SAIF           NASDAQ        04/07/95
PFSL         Pocahontas FS&LA (MHC)              Pocahontas           AR      SE       SAIF           NASDAQ        04/05/94
PKPS         Poughkeepsie Financial Corp.        Poughkeepsie         NY      MA       SAIF           NASDAQ        11/19/85
QCBC         Quaker City Bancorp Inc.            Whittier             CA      WE       SAIF           NASDAQ        12/30/93
HMCI         HomeCorp Inc.                       Rockford             IL      MW       SAIF           NASDAQ        06/22/90
WYNE         Wayne Bancorp Inc.                  Wayne                NJ      MA       SAIF           NASDAQ        06/27/96
HBNK         Highland Federal Bank FSB           Burbank              CA      WE       SAIF           NASDAQ              NA
ASBP         ASB Financial Corp.                 Portsmouth           OH      MW       SAIF           NASDAQ        05/11/95
HFFB         Harrodsburg First Fin Bancorp       Harrodsburg          KY      MW       SAIF           NASDAQ        10/04/95
TPNZ         Tappan Zee Financial Inc.           Tarrytown            NY      MA       SAIF           NASDAQ        10/05/95
CSA          Coast Savings Financial             Los Angeles          CA      WE       SAIF           NYSE          12/23/85
FFBI         First Financial Bancorp Inc.        Belvidere            IL      MW       SAIF           NASDAQ        10/04/93
FFLC         FFLC Bancorp Inc.                   Leesburg             FL      SE       SAIF           NASDAQ        01/04/94
WSTR         WesterFed Financial Corp.           Missoula             MT      WE       SAIF           NASDAQ        01/10/94
HARB         Harbor Florida Bancorp (MHC)        Fort Pierce          FL      SE       SAIF           NASDAQ        01/06/94
ASBI         Ameriana Bancorp                    New Castle           IN      MW       SAIF           NASDAQ        03/02/87
MFBC         MFB Corp.                           Mishawaka            IN      MW       SAIF           NASDAQ        03/25/94
FWWB         First SB of Washington Bancorp      Walla Walla          WA      WE       SAIF           NASDAQ        11/01/95
OFCP         Ottawa Financial Corp.              Holland              MI      MW       SAIF           NASDAQ        08/19/94
CASB         Cascade Financial Corp.             Everett              WA      WE       SAIF           NASDAQ        09/16/92
LVSB         Lakeview Financial                  West Paterson        NJ      MA       SAIF           NASDAQ        12/22/93
CLAS         Classic Bancshares Inc.             Ashland              KY      MW       SAIF           NASDAQ        12/29/95

                                       9
SOURCE: SNL & F&C CALCULATIONS

FERGUSON & COMPANY      EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                       Deposit
                                                                                       Insurance
                                                                                       Agency
Ticker       Short Name                          City                 State   Region   (BIF/SAIF)     Exchange      IPO Date
BANC         BankAtlantic Bancorp Inc.           Fort Lauderdale      FL      SE       SAIF           NASDAQ        11/29/83
MSBF         MSB Financial Inc.                  Marshall             MI      MW       SAIF           NASDAQ        02/06/95
INBI         Industrial Bancorp Inc.             Bellevue             OH      MW       SAIF           NASDAQ        08/01/95
GAF          GA Financial Inc.                   Pittsburgh           PA      MA       SAIF           AMSE          03/26/96
HMNF         HMN Financial Inc.                  Spring Valley        MN      MW       SAIF           NASDAQ        06/30/94
CRZY         Crazy Woman Creek Bancorp           Buffalo              WY      WE       SAIF           NASDAQ        03/29/96
PFNC         Progress Financial Corp.            Blue Bell            PA      MA       SAIF           NASDAQ        07/18/83
CKFB         CKF Bancorp Inc.                    Danville             KY      MW       SAIF           NASDAQ        01/04/95
EFBI         Enterprise Federal Bancorp          West Chester         OH      MW       SAIF           NASDAQ        10/17/94
LXMO         Lexington B&L Financial Corp.       Lexington            MO      MW       SAIF           NASDAQ        06/06/96
FFFC         FFVA Financial Corp.                Lynchburg            VA      SE       SAIF           NASDAQ        10/12/94
CATB         Catskill Financial Corp.            Catskill             NY      MA       BIF            NASDAQ        04/18/96
HFSA         Hardin Bancorp Inc.                 Hardin               MO      MW       SAIF           NASDAQ        09/29/95
SSM          Stone Street Bancorp Inc.           Mocksville           NC      SE       SAIF           AMSE          04/01/96
GSB          Golden State Bancorp Inc.           Glendale             CA      WE       SAIF           NYSE          10/01/83
LARK         Landmark Bancshares Inc.            Dodge City           KS      MW       SAIF           NASDAQ        03/28/94
FFSL         First Independence Corp.            Independence         KS      MW       SAIF           NASDAQ        10/08/93
IPSW         Ipswich Savings Bank                Ipswich              MA      NE       BIF            NASDAQ        05/26/93
DIME         Dime Community Bancorp Inc.         Brooklyn             NY      MA       BIF            NASDAQ        06/26/96
PHFC         Pittsburgh Home Financial Corp      Pittsburgh           PA      MA       SAIF           NASDAQ        04/01/96
FFWD         Wood Bancorp Inc.                   Bowling Green        OH      MW       SAIF           NASDAQ        08/31/93
AHM          Ahmanson & Company (H.F.)           Irwindale            CA      WE       SAIF           NYSE          10/25/72
BDJI         First Federal Bancorporation        Bemidji              MN      MW       SAIF           NASDAQ        04/04/95
SFED         SFS Bancorp Inc.                    Schenectady          NY      MA       SAIF           NASDAQ        06/30/95
HBFW         Home Bancorp                        Fort Wayne           IN      MW       SAIF           NASDAQ        03/30/95
HFGI         Harrington Financial Group          Richmond             IN      MW       SAIF           NASDAQ              NA
PRBC         Prestige Bancorp Inc.               Pleasant Hills       PA      MA       SAIF           NASDAQ        06/27/96
CBSB         Charter Financial Inc.              Sparta               IL      MW       SAIF           NASDAQ        12/29/95
YFED         York Financial Corp.                York                 PA      MA       SAIF           NASDAQ        02/01/84
MBLF         MBLA Financial Corp.                Macon                MO      MW       SAIF           NASDAQ        06/24/93
ABCL         Alliance Bancorp Inc.               Hinsdale             IL      MW       SAIF           NASDAQ        07/07/92
LIFB         Life Bancorp Inc.                   Norfolk              VA      SE       SAIF           NASDAQ        10/11/94
PERM         Permanent Bancorp Inc.              Evansville           IN      MW       SAIF           NASDAQ        04/04/94
STFR         St. Francis Capital Corp.           Milwaukee            WI      MW       SAIF           NASDAQ        06/21/93
LONF         London Financial Corporation        London               OH      MW       SAIF           NASDAQ        04/01/96
FFHH         FSF Financial Corp.                 Hutchinson           MN      MW       SAIF           NASDAQ        10/07/94
UBMT         United Financial Corp.              Great Falls          MT      WE       SAIF           NASDAQ        09/23/86
AADV         Advantage Bancorp Inc.              Kenosha              WI      MW       SAIF           NASDAQ        03/23/92
THRD         TF Financial Corporation            Newtown              PA      MA       SAIF           NASDAQ        07/13/94
SOPN         First Savings Bancorp Inc.          Southern Pines       NC      SE       SAIF           NASDAQ        01/06/94
FFOH         Fidelity Financial of Ohio          Cincinnati           OH      MW       SAIF           NASDAQ        03/04/96

                                       10
SOURCE: SNL & F&C CALCULATIONS

FERGUSON & COMPANY      EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                       Deposit
                                                                                       Insurance
                                                                                       Agency
Ticker       Short Name                          City                 State   Region   (BIF/SAIF)     Exchange      IPO Date
JSB          JSB Financial Inc.                  Lynbrook             NY      MA       BIF            NYSE          06/27/90
SPBC         St. Paul Bancorp Inc.               Chicago              IL      MW       SAIF           NASDAQ        05/18/87
CTZN         CitFed Bancorp Inc.                 Dayton               OH      MW       SAIF           NASDAQ        01/23/92
FFCH         First Financial Holdings Inc.       Charleston           SC      SE       SAIF           NASDAQ        11/10/83
FFBH         First Federal Bancshares of AR      Harrison             AR      SE       SAIF           NASDAQ        05/03/96
BVCC         Bay View Capital Corp.              San Mateo            CA      WE       SAIF           NASDAQ        05/09/86
ROSE         TR Financial Corp.                  Garden City          NY      MA       BIF            NASDAQ        06/29/93
YFCB         Yonkers Financial Corporation       Yonkers              NY      MA       SAIF           NASDAQ        04/18/96
JSBA         Jefferson Savings Bancorp           Ballwin              MO      MW       SAIF           NASDAQ        04/08/93
CFSB         CFSB Bancorp Inc.                   Lansing              MI      MW       SAIF           NASDAQ        06/22/90
MIVI         Mississippi View Holding Co.        Little Falls         MN      MW       SAIF           NASDAQ        03/24/95
GPT          GreenPoint Financial Corp.          New York             NY      MA       BIF            NYSE          01/28/94
WBST         Webster Financial Corp.             Waterbury            CT      NE       SAIF           NASDAQ        12/12/86
MWFD         Midwest Federal Financial           Baraboo              WI      MW       SAIF           NASDAQ        07/08/92
FOBC         Fed One Bancorp                     Wheeling             WV      SE       SAIF           NASDAQ        01/19/95
FBCI         Fidelity Bancorp Inc.               Chicago              IL      MW       SAIF           NASDAQ        12/15/93
CVAL         Chester Valley Bancorp Inc.         Downingtown          PA      MA       SAIF           NASDAQ        03/27/87
SFSB         SuburbFed Financial Corp.           Flossmoor            IL      MW       SAIF           NASDAQ        03/04/92
BKCT         Bancorp Connecticut Inc.            Southington          CT      NE       BIF            NASDAQ        07/03/86
KYF          Kentucky First Bancorp Inc.         Cynthiana            KY      MW       SAIF           AMSE          08/29/95
HZFS         Horizon Financial Svcs Corp.        Oskaloosa            IA      MW       SAIF           NASDAQ        06/30/94
FFBZ         First Federal Bancorp Inc.          Zanesville           OH      MW       SAIF           NASDAQ        07/13/92
RELY         Reliance Bancorp Inc.               Garden City          NY      MA       SAIF           NASDAQ        03/31/94
FFBS         FFBS BanCorp Inc.                   Columbus             MS      SE       SAIF           NASDAQ        07/01/93
ABBK         Abington Bancorp Inc.               Abington             MA      NE       BIF            NASDAQ        06/10/86
CMRN         Cameron Financial Corp              Cameron              MO      MW       SAIF           NASDAQ        04/03/95
THR          Three Rivers Financial Corp.        Three Rivers         MI      MW       SAIF           AMSE          08/24/95
FFBA         First Colorado Bancorp Inc.         Lakewood             CO      SW       SAIF           NASDAQ        01/02/96
IWBK         InterWest Bancorp Inc.              Oak Harbor           WA      WE       SAIF           NASDAQ              NA
CNIT         CENIT Bancorp Inc.                  Norfolk              VA      SE       SAIF           NASDAQ        08/06/92
PWBC         PennFirst Bancorp Inc.              Ellwood City         PA      MA       SAIF           NASDAQ        06/13/90
ASFC         Astoria Financial Corp.             Lake Success         NY      MA       SAIF           NASDAQ        11/18/93
SFSL         Security First Corp.                Mayfield Heights     OH      MW       SAIF           NASDAQ        01/22/88
SMBC         Southern Missouri Bancorp Inc.      Poplar Bluff         MO      MW       SAIF           NASDAQ        04/13/94
PCCI         Pacific Crest Capital               Agoura Hills         CA      WE       BIF            NASDAQ              NA
ALBK         ALBANK Financial Corp.              Albany               NY      MA       SAIF           NASDAQ        04/01/92
FFHS         First Franklin Corporation          Cincinnati           OH      MW       SAIF           NASDAQ        01/26/88
MARN         Marion Capital Holdings             Marion               IN      MW       SAIF           NASDAQ        03/18/93
AFCB         Affiliated Community Bancorp        Waltham              MA      NE       SAIF           NASDAQ        10/19/95
DSL          Downey Financial Corp.              Newport Beach        CA      WE       SAIF           NYSE          01/01/71
EBSI         Eagle Bancshares                    Tucker               GA      SE       SAIF           NASDAQ        04/01/86

                                       11
SOURCE: SNL & F&C CALCULATIONS

FERGUSON & COMPANY      EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                       Deposit
                                                                                       Insurance
                                                                                       Agency
Ticker       Short Name                          City                 State   Region   (BIF/SAIF)     Exchange      IPO Date
LSBI         LSB Financial Corp.                 Lafayette            IN      MW       BIF            NASDAQ        02/03/95
MASB         MASSBANK Corp.                      Reading              MA      NE       BIF            NASDAQ        05/28/86
OHSL         OHSL Financial Corp.                Cincinnati           OH      MW       SAIF           NASDAQ        02/10/93
PHBK         Peoples Heritage Finl Group         Portland             ME      NE       BIF            NASDAQ        12/04/86
WSB          Washington Savings Bank, FSB        Waldorf              MD      MA       SAIF           AMSE                NA
WCBI         Westco Bancorp                      Westchester          IL      MW       SAIF           NASDAQ        06/26/92
TSH          Teche Holding Co.                   Franklin             LA      SW       SAIF           AMSE          04/19/95
SFFC         StateFed Financial Corporation      Des Moines           IA      MW       SAIF           NASDAQ        01/05/94
NEIB         Northeast Indiana Bancorp           Huntington           IN      MW       SAIF           NASDAQ        06/28/95
LOGN         Logansport Financial Corp.          Logansport           IN      MW       SAIF           NASDAQ        06/14/95
TRIC         Tri-County Bancorp Inc.             Torrington           WY      WE       SAIF           NASDAQ        09/30/93
METF         Metropolitan Financial Corp.        Mayfield Heights     OH      MW       SAIF           NASDAQ              NA
FTFC         First Federal Capital Corp.         La Crosse            WI      MW       SAIF           NASDAQ        11/02/89
FED          FirstFed Financial Corp.            Santa Monica         CA      WE       SAIF           NYSE          12/16/83
CAFI         Camco Financial Corp.               Cambridge            OH      MW       SAIF           NASDAQ              NA
DME          Dime Bancorp Inc.                   New York             NY      MA       BIF            NYSE          08/19/86
FFYF         FFY Financial Corp.                 Youngstown           OH      MW       SAIF           NASDAQ        06/28/93
CFB          Commercial Federal Corp.            Omaha                NE      MW       SAIF           NYSE          12/31/84
MDBK         Medford Savings Bank                Medford              MA      NE       BIF            NASDAQ        03/18/86
GFCO         Glenway Financial Corp.             Cincinnati           OH      MW       SAIF           NASDAQ        11/30/90
FFKY         First Federal Financial Corp.       Elizabethtown        KY      MW       SAIF           NASDAQ        07/15/87
PBCI         Pamrapo Bancorp Inc.                Bayonne              NJ      MA       SAIF           NASDAQ        11/14/89
MCBN         Mid-Coast Bancorp Inc.              Waldoboro            ME      NE       SAIF           NASDAQ        11/02/89
COFI         Charter One Financial               Cleveland            OH      MW       SAIF           NASDAQ        01/22/88
KNK          Kankakee Bancorp Inc.               Kankakee             IL      MW       SAIF           AMSE          01/06/93
MFLR         Mayflower Co-operative Bank         Middleboro           MA      NE       BIF            NASDAQ        12/23/87
SKAN         Skaneateles Bancorp Inc.            Skaneateles          NY      MA       BIF            NASDAQ        06/02/86
FESX         First Essex Bancorp Inc.            Andover              MA      NE       BIF            NASDAQ        08/04/87
BFSB         Bedford Bancshares Inc.             Bedford              VA      SE       SAIF           NASDAQ        08/22/94
SOSA         Somerset Savings Bank               Somerville           MA      NE       BIF            NASDAQ        07/09/86
FLFC         First Liberty Financial Corp.       Macon                GA      SE       SAIF           NASDAQ        12/06/83
HBS          Haywood Bancshares Inc.             Waynesville          NC      SE       BIF            AMSE          12/18/87
HFFC         HF Financial Corp.                  Sioux Falls          SD      MW       SAIF           NASDAQ        04/08/92
SWCB         Sandwich Co-operative Bank          Sandwich             MA      NE       BIF            NASDAQ        07/25/86
FMSB         First Mutual Savings Bank           Bellevue             WA      WE       BIF            NASDAQ        12/17/85
TWIN         Twin City Bancorp                   Bristol              TN      SE       SAIF           NASDAQ        01/04/95
EIRE         Emerald Isle Bancorp Inc.           Quincy               MA      NE       BIF            NASDAQ        09/08/86
SFIN         Statewide Financial Corp.           Jersey City          NJ      MA       SAIF           NASDAQ        10/02/95
FFFD         North Central Bancshares Inc.       Fort Dodge           IA      MW       SAIF           NASDAQ        03/21/96
CBCI         Calumet Bancorp Inc.                Dolton               IL      MW       SAIF           NASDAQ        02/20/92
CIBI         Community Investors Bancorp         Bucyrus              OH      MW       SAIF           NASDAQ        02/07/95

                                       12
SOURCE: SNL & F&C CALCULATIONS

FERGUSON & COMPANY      EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                       Deposit
                                                                                       Insurance
                                                                                       Agency
Ticker       Short Name                          City                 State   Region   (BIF/SAIF)     Exchange      IPO Date
NWEQ         Northwest Equity Corp.              Amery                WI      MW       SAIF           NASDAQ        10/11/94
GSBC         Great Southern Bancorp Inc.         Springfield          MO      MW       SAIF           NASDAQ        12/14/89
CAPS         Capital Savings Bancorp Inc.        Jefferson City       MO      MW       SAIF           NASDAQ        12/29/93
PCBC         Perry County Financial Corp.        Perryville           MO      MW       SAIF           NASDAQ        02/13/95
CFX          CFX Corp.                           Keene                NH      NE       BIF            AMSE          02/12/87
NYB          New York Bancorp Inc.               Douglaston           NY      MA       SAIF           NYSE          01/28/88
WEFC         Wells Financial Corp.               Wells                MN      MW       SAIF           NASDAQ        04/11/95
GBCI         Glacier Bancorp Inc.                Kalispell            MT      WE       SAIF           NASDAQ        03/30/84
FBSI         First Bancshares Inc.               Mountain Grove       MO      MW       SAIF           NASDAQ        12/22/93
SWBI         Southwest Bancshares                Hometown             IL      MW       SAIF           NASDAQ        06/24/92
HIFS         Hingham Instit. for Savings         Hingham              MA      NE       BIF            NASDAQ        12/20/88
PSBK         Progressive Bank Inc.               Fishkill             NY      MA       BIF            NASDAQ        08/01/84
DNFC         D & N Financial Corp.               Hancock              MI      MW       SAIF           NASDAQ        02/13/85
FKFS         First Keystone Financial            Media                PA      MA       SAIF           NASDAQ        01/26/95
TBK          Tolland Bank                        Tolland              CT      NE       BIF            AMSE          12/19/86
HRZB         Horizon Financial Corp.             Bellingham           WA      WE       BIF            NASDAQ        08/01/86
HALL         Hallmark Capital Corp.              West Allis           WI      MW       SAIF           NASDAQ        01/03/94
MERI         Meritrust Federal SB                Thibodaux            LA      SW       SAIF           NASDAQ              NA
PFDC         Peoples Bancorp                     Auburn               IN      MW       SAIF           NASDAQ        07/07/87
RARB         Raritan Bancorp Inc.                Raritan              NJ      MA       BIF            NASDAQ        03/01/87
CEBK         Central Co-operative Bank           Somerville           MA      NE       BIF            NASDAQ        10/24/86
MFSL         Maryland Federal Bancorp            Hyattsville          MD      MA       SAIF           NASDAQ        06/02/87
PFSB         PennFed Financial Services Inc      West Orange          NJ      MA       SAIF           NASDAQ        07/15/94
FIBC         Financial Bancorp Inc.              Long Island City     NY      MA       SAIF           NASDAQ        08/17/94
FFES         First Federal of East Hartford      East Hartford        CT      NE       SAIF           NASDAQ        06/23/87
FTF          Texarkana First Financial Corp      Texarkana            AR      SE       SAIF           AMSE          07/07/95
BKC          American Bank of Connecticut        Waterbury            CT      NE       BIF            AMSE          12/01/81
EMLD         Emerald Financial Corp.             Strongsville         OH      MW       SAIF           NASDAQ              NA
GFSB         GFS Bancorp Inc.                    Grinnell             IA      MW       SAIF           NASDAQ        01/06/94
MAFB         MAF Bancorp Inc.                    Clarendon Hills      IL      MW       SAIF           NASDAQ        01/12/90
FBBC         First Bell Bancorp Inc.             Pittsburgh           PA      MA       SAIF           NASDAQ        06/29/95
HOMF         Home Federal Bancorp                Seymour              IN      MW       SAIF           NASDAQ        01/23/88
CBSA         Coastal Bancorp Inc.                Houston              TX      SW       SAIF           NASDAQ              NA
NASB         North American Savings Bank         Grandview            MO      MW       SAIF           NASDAQ        09/27/85
ITLA         ITLA Capital Corp.                  La Jolla             CA      WE       BIF            NASDAQ        10/24/95
CASH         First Midwest Financial Inc.        Storm Lake           IA      MW       SAIF           NASDAQ        09/20/93
PULS         Pulse Bancorp                       South River          NJ      MA       SAIF           NASDAQ        09/18/86
HPBC         Home Port Bancorp Inc.              Nantucket            MA      NE       BIF            NASDAQ        08/25/88
ANDB         Andover Bancorp Inc.                Andover              MA      NE       BIF            NASDAQ        05/08/86
FSBI         Fidelity Bancorp Inc.               Pittsburgh           PA      MA       SAIF           NASDAQ        06/24/88
HAVN         Haven Bancorp Inc.                  Woodhaven            NY      MA       SAIF           NASDAQ        09/23/93

                                       13
SOURCE: SNL & F&C CALCULATIONS

FERGUSON & COMPANY      EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                       Deposit
                                                                                       Insurance
                                                                                       Agency
Ticker       Short Name                          City                 State   Region   (BIF/SAIF)     Exchange      IPO Date
HARL         Harleysville Savings Bank           Harleysville         PA      MA       SAIF           NASDAQ        08/04/87
WVFC         WVS Financial Corp.                 Pittsburgh           PA      MA       SAIF           NASDAQ        11/29/93
FFDB         FirstFed Bancorp Inc.               Bessemer             AL      SE       SAIF           NASDAQ        11/19/91
WFSL         Washington Federal Inc.             Seattle              WA      WE       SAIF           NASDAQ        11/17/82
PVSA         Parkvale Financial Corporation      Monroeville          PA      MA       SAIF           NASDAQ        07/16/87
LARL         Laurel Capital Group Inc.           Allison Park         PA      MA       SAIF           NASDAQ        02/20/87
WSFS         WSFS Financial Corporation          Wilmington           DE      MA       BIF            NASDAQ        11/26/86
PTRS         Potters Financial Corp.             East Liverpool       OH      MW       SAIF           NASDAQ        12/31/93
MWBX         MetroWest Bank                      Framingham           MA      NE       BIF            NASDAQ        10/10/86
WFI          Winton Financial Corp.              Cincinnati           OH      MW       SAIF           AMSE          08/04/88
MWBI         Midwest Bancshares Inc.             Burlington           IA      MW       SAIF           NASDAQ        11/12/92
QCFB         QCF Bancorp Inc.                    Virginia             MN      MW       SAIF           NASDAQ        04/03/95
EQSB         Equitable Federal Savings Bank      Wheaton              MD      MA       SAIF           NASDAQ        09/10/93
FFWC         FFW Corp.                           Wabash               IN      MW       SAIF           NASDAQ        04/05/93
CFFC         Community Financial Corp.           Staunton             VA      SE       SAIF           NASDAQ        03/30/88
FSPG         First Home Bancorp Inc.             Pennsville           NJ      MA       SAIF           NASDAQ        04/20/87
FSTC         First Citizens Corp.                Newnan               GA      SE       SAIF           NASDAQ        03/01/86
FMCO         FMS Financial Corporation           Burlington           NJ      MA       SAIF           NASDAQ        12/14/88
FNGB         First Northern Capital Corp.        Green Bay            WI      MW       SAIF           NASDAQ        12/29/83
KSAV         KS Bancorp Inc.                     Kenly                NC      SE       SAIF           NASDAQ        12/30/93
PVFC         PVF Capital Corp.                   Bedford Heights      OH      MW       SAIF           NASDAQ        12/30/92
ABCW         Anchor BanCorp Wisconsin            Madison              WI      MW       SAIF           NASDAQ        07/16/92
WRNB         Warren Bancorp Inc.                 Peabody              MA      NE       BIF            NASDAQ        07/09/86
DIBK         Dime Financial Corp.                Wallingford          CT      NE       BIF            NASDAQ        07/09/86
GDW          Golden West Financial               Oakland              CA      WE       SAIF           NYSE          05/29/59
KSBK         KSB Bancorp Inc.                    Kingfield            ME      NE       BIF            NASDAQ        06/24/93
SISB         SIS Bancorp Inc.                    Springfield          MA      NE       BIF            NASDAQ        02/08/95
LSBX         Lawrence Savings Bank               North Andover        MA      NE       BIF            NASDAQ        05/02/86
MECH         Mechanics Savings Bank              Hartford             CT      NE       BIF            NASDAQ        06/26/96
PAMM         PacificAmerica Money Center         Woodland Hills       CA      WE       BIF            NASDAQ        06/25/96
JXVL         Jacksonville Bancorp Inc.           Jacksonville         TX      SW       SAIF           NASDAQ        04/01/96
FCME         First Coastal Corp.                 Westbrook            ME      NE       BIF            NASDAQ              NA

Maximum
Minimum
Average
Median

                                       14
SOURCE: SNL & F&C CALCULATIONS

FERGUSON & COMPANY                   EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                                                        Tangible
          Current      Current         Price/     Current      Current                Current        Total   Equity/     Equity/
            Stock       Market            LTM      Price/      Price/T     Price/    Dividend       Assets    Assets    T Assets
            Price        Value       Core EPS      Book V       Book V     Assets       Yield        ($000)      (%)         (%)
Ticker        ($)         ($M)            (x)         (%)          (%)        (%)         (%)          MRQ       MRQ         MRQ
FFSX       29.500        83.43          24.8       214.7        216.6       17.8        1.627       468,568      8.3         8.2
NHTB       20.500        42.32          24.7       174.0        204.4       13.3        2.439       315,280      7.7         6.6
HRBF       22.250        37.68          23.9       135.0        135.0       17.4        2.157       216,370     12.9        12.9
NMSB       13.750        52.72          23.7       166.3        166.3       16.3        1.745       323,061      9.8         9.8
REDF       17.500       125.55          23.7       162.8        163.4       13.8        0.000       912,237      8.5         8.4
FFIC       22.875       182.51          23.6       137.1        137.1       21.2        1.049       860,031     15.5        15.5
PBKB       18.750        60.89          23.4       201.4        209.3       11.5        2.347       585,678      5.7         5.5
MBB        25.000        71.10          23.4       118.2        240.9        8.7        2.400       813,902      8.9         5.4
MBB        25.000        71.10          23.4       118.2        240.9        8.7        2.400       813,902      8.9         5.4
STSA       19.375       107.85          23.3       159.2        182.6        6.4        0.000     1,686,395      5.5         5.0
PEEK       17.250        55.08          23.3       117.3        117.3       30.2        2.087       182,560     25.7        25.7
CMSB       19.063       324.92          23.0       147.9        189.1       14.2        1.469     2,288,986      9.6         7.7
FCBF       27.250       110.99          22.9       145.0        145.0       21.1        2.936       526,203     14.6        14.6
AMFC       15.500        14.94          22.8       106.0        106.0       15.9        1.548        94,179     15.0        15.0
BKUNA      12.938       114.75          22.7       170.5        210.4        6.4        0.000     1,807,192      5.6         4.9
CFTP       17.250        79.85          22.7       123.6        123.6       38.2        1.739       209,035     27.5        27.5
BFD        22.000       124.30          22.7       143.1        148.1       13.4        1.273       975,922      8.8         8.5
HHFC       12.000        10.98          22.6       106.1        106.1       12.5        3.333        87,596     11.8        11.8
MLBC       25.500       287.97          22.6       186.4        189.7       13.9        1.569     2,071,285      7.0         6.9
ISBF       25.250       174.24          22.5       143.4        168.6       18.4        1.980       947,107     12.0        10.4
PFSL       35.000        57.13          22.4       237.1        237.1       15.1        2.571       378,700      6.4         6.4
PKPS        8.063       101.55          22.4       137.8        137.8       11.5        1.240       880,196      8.4         8.4
QCBC       22.375       105.23          22.4       149.8        149.9       13.1        0.000       801,402      8.8         8.8
HMCI       17.625        29.84          22.3       137.6        137.6        9.0        0.000       331,608      6.5         6.5
WYNE       24.750        49.84          22.3       150.6        150.6       20.1        0.808       261,027     13.4        13.4
HBNK       30.750        70.73          22.1       187.6        187.6       14.0        0.000       504,381      7.5         7.5
ASBP       13.250        22.81          22.1       130.5        130.5       20.3        3.019       112,264     15.6        15.6
HFFB       16.500        33.41          22.0       105.2        105.2       30.7        2.424       108,949     26.9        26.9
TPNZ       18.250        27.32          22.0       129.3        129.3       22.0        1.534       124,150     17.0        17.0
CSA        52.313       974.66          22.0       217.4        220.3       10.7        0.000     9,102,743      4.9         4.9
FFBI       19.500         8.10          21.9       110.7        110.7        9.6        0.000        84,531      8.7         8.7
FFLC       31.500        73.01          21.7       139.9        139.9       18.9        1.524       387,097     13.5        13.5
WSTR       26.250       146.08          21.7       140.1        175.1       15.3        1.676       955,639     10.9         8.9
HARB       57.000       283.30          21.7       302.4        312.7       25.4        2.456     1,116,718      8.4         8.1
ASBI       22.000        71.07          21.6       163.1        163.2       17.9        2.909       397,730     11.0        11.0
MFBC       23.500        39.72          21.6       117.2        117.2       16.0        1.362       248,241     13.7        13.7
FWWB       24.750       259.66          21.5       157.8        170.9       24.2        1.131     1,074,166     14.2        13.3
OFCP       26.000       140.52          21.5       186.8        232.8       16.3        1.398       861,334      8.7         7.1
CASB       13.500        34.70          21.4       153.8        153.8        9.4        0.000       368,126      6.1         6.1
LVSB       37.500        85.03          21.4       188.4        235.6       17.9        0.667       481,646      9.5         7.8
CLAS       15.625        20.39          21.4       105.1        124.3       15.6        1.792       130,525     14.9        12.9

SOURCE: SNL & F&C CALCULATIONS       15

FERGUSON & COMPANY                   EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                                                        Tangible
          Current      Current         Price/     Current      Current                Current        Total   Equity/     Equity/
            Stock       Market            LTM      Price/      Price/T     Price/    Dividend       Assets    Assets    T Assets
            Price        Value       Core EPS      Book V       Book V     Assets       Yield        ($000)      (%)         (%)
Ticker        ($)         ($M)            (x)         (%)          (%)        (%)         (%)          MRQ       MRQ         MRQ
BANC       14.500       326.60          21.3       212.3        258.5       11.9        0.910     2,730,474      5.6         4.7
MSBF       17.250        21.54          21.3       169.6        169.6       28.8        1.623        74,698     17.0        17.0
INBI       17.188        90.70          21.2       147.8        147.8       26.2        2.793       346,596     17.7        17.7
GAF        18.875       150.71          21.2       132.5        133.9       20.1        2.543       749,748     15.2        15.0
HMNF       25.000       105.30          21.2       128.7        128.7       18.6        0.000       566,865     14.4        14.4
CRZY       14.813        14.14          21.2       100.9        100.9       26.1        2.700        54,275     25.8        25.8
PFNC       13.750        55.07          21.2       235.9        267.0       12.5        0.832       418,658      5.3         4.7
CKFB       19.000        18.05          21.1       112.0        112.0       28.9        2.632        60,812     24.0        24.0
EFBI       22.125        44.27          21.1       140.1        140.2       16.8        4.520       264,266     12.0        12.0
LXMO       16.000        18.22          21.1       108.6        108.6       30.8        1.875        59,236     28.3        28.3
FFFC       31.500       142.40          21.0       180.9        184.9       25.5        1.524       558,886     13.2        12.9
CATB       17.000        83.27          21.0       112.7        112.7       28.2        1.647       284,238     25.0        25.0
HFSA       18.250        15.68          21.0       116.4        116.4       14.5        2.630       108,018     12.5        12.5
SSM        21.125        40.10          20.9       131.0        131.0       37.8        2.130       106,115     28.9        28.9
GSB        30.313     1,526.21          20.9       193.9        218.2        9.4        0.000    16,218,259      6.2         5.7
LARK       26.750        45.76          20.9       145.5        145.5       20.1        1.495       228,100     13.8        13.8
FFSL       14.750        14.63          20.8       127.2        127.2       13.3        1.695       110,876     10.4        10.4
IPSW       13.250        31.48          20.7       290.6        290.6       16.6        0.906       189,379      5.7         5.7
DIME       20.250       265.13          20.7       138.9        161.2       20.2        0.000     1,315,026     14.5        12.8
PHFC       18.875        37.17          20.5       132.8        134.3       14.5        1.272       256,265     10.9        10.8
FFWD       18.000        38.13          20.5       189.1        189.1       23.3        2.222       163,918     12.3        12.3
AHM        56.813     5,529.94          20.2       279.2        327.6       11.6        1.549    47,532,068      5.2         4.6
BDJI       22.000        15.02          20.2       124.9        124.9       13.6        0.000       110,589     10.9        10.9
SFED       22.188        27.31          20.2       127.2        127.2       15.9        1.262       172,849     12.5        12.5
HBFW       23.500        59.33          20.1       133.4        133.4       17.7        0.851       334,862     13.3        13.3
HFGI       13.500        43.97          19.9       176.0        176.0        9.8        0.889       446,797      5.6         5.6
PRBC       17.250        15.78          19.8       104.5        104.5       11.6        0.696       135,721     11.1        11.1
CBSB       21.000        87.14          19.8       153.2        173.1       22.2        1.524       393,268     14.5        13.0
YFED       24.938       174.77          19.8       174.6        174.6       15.0        2.406     1,162,393      8.6         8.6
MBLF       26.250        34.08          19.7       119.4        119.4       14.5        1.524       234,824     12.2        12.2
ABCL       34.875       186.44          19.7       149.0        150.9       13.3        1.892     1,404,263      8.9         8.8
LIFB       26.000       256.02          19.7       163.1        168.0       17.2        1.846     1,488,257     10.6        10.3
PERM       23.625        49.62          19.7       119.7        121.5       11.0        1.693       433,239      9.2         9.0
STFR       38.000       201.51          19.7       157.2        177.8       12.3        1.263     1,645,539      7.9         7.0
LONF       15.125         7.72          19.6       103.6        103.6       20.4        1.587        38,240     19.7        19.7
FFHH       19.625        59.59          19.6       122.4        122.4       15.7        2.548       378,233     11.4        11.4
UBMT       23.750        29.05          19.6       118.2        118.2       27.5        4.126       105,600     23.3        23.3
AADV       50.250       162.50          19.5       173.0        185.1       15.9        0.796     1,019,510      9.2         8.7
THRD       22.000        89.83          19.5       116.7        133.0       14.0        1.818       640,746     11.1         9.9
SOPN       22.250        81.86          19.0       121.9        121.9       27.8        3.955       294,217     22.8        22.8
FFOH       15.750        87.88          19.0       129.4        146.7       16.8        1.778       524,743     12.9        11.6

SOURCE: SNL & F&C CALCULATIONS        16

FERGUSON & COMPANY   EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                                                        Tangible
          Current      Current        Price/     Current      Current                 Current         Total  Equity/     Equity/
            Stock       Market           LTM      Price/      Price/T     Price/     Dividend        Assets   Assets    T Assets
            Price        Value      Core EPS      Book V       Book V     Assets        Yield        ($000)      (%)         (%)
Ticker        ($)         ($M)           (x)         (%)          (%)        (%)          (%)           MRQ      MRQ         MRQ
JSB        47.938       473.34          19.0       134.9        134.9       30.8        2.920     1,531,115     22.9        22.9
SPBC       25.000       849.70          18.9       214.2        214.8       18.4        1.600     4,611,394      8.6         8.6
CTZN       49.750       429.76          18.9       217.9        242.0       13.9        0.724     3,097,515      6.4         5.8
FFCH       39.250       249.50          18.9       244.9        244.9       15.0        1.834     1,667,178      6.1         6.1
FFBH       21.500       105.27          18.9       131.4        131.4       19.7        1.116       535,204     15.0        15.0
BVCC       28.000       363.42          18.8       185.2        220.7       11.7        1.143     3,096,213      6.3         5.4
ROSE       31.000       545.72          18.8       230.5        230.5       15.3        1.935     3,551,783      6.2         6.2
YFCB       19.250        58.15          18.7       136.1        136.1       20.3        1.247       288,089     14.9        14.9
JSBA       39.750       198.96          18.6       165.9        213.8       15.4        1.006     1,292,021      8.5         6.8
CFSB       29.500       150.35          18.6       233.2        233.2       17.8        2.305       845,438      7.6         7.6
MIVI       16.125        13.20          18.5       100.2        100.2       18.9        0.992        69,775     18.9        18.9
GPT        60.438     2,617.75          18.5       176.4        313.6       20.5        1.655    13,300,046     10.3         6.1
WBST       58.000       786.56          18.4       232.8        272.6       11.7        1.379     5,943,766      5.0         4.3
MWFD       22.750        37.03          18.4       202.9        210.5       17.9        1.495       207,050      8.8         8.5
FOBC       25.250        59.94          18.3       146.4        153.5       16.8        2.455       356,718     11.1        10.6
FBCI       23.938        66.83          18.3       131.4        131.7       13.6        1.337       489,843     10.4        10.4
CVAL       23.000        49.72          18.3       183.7        183.7       15.4        1.823       323,673      8.4         8.4
SFSB       30.750        38.81          18.2       140.3        140.8        9.1        1.041       426,705      6.5         6.5
BKCT       33.750        85.51          18.2       194.8        194.8       20.0        2.963       428,362     10.3        10.3
KYF        14.000        18.47          18.0       125.5        125.5       20.8        3.571        88,959     16.6        16.6
HZFS       19.375         8.24          17.9        98.0         98.0        9.6        1.652        85,969      9.8         9.8
FFBZ       19.000        29.86          17.9       215.7        215.9       14.8        1.263       201,262      7.6         7.5
RELY       32.063       281.40          17.9       172.9        240.0       14.2        1.996     1,976,764      8.2         6.1
FFBS       22.000        34.26          17.9       129.6        129.6       26.2        2.273       130,762     19.2        19.2
ABBK       32.000        58.89          17.9       170.9        189.7       11.8        1.250       501,256      6.9         6.3
CMRN       17.875        45.80          17.9       104.1        104.1       22.6        1.566       208,105     21.7        21.7
THR        16.625        13.69          17.9       109.2        109.6       15.0        2.406        91,165     13.8        13.7
FFBA       19.125       316.78          17.9       162.2        164.5       21.0        2.510     1,509,861     12.9        12.7
IWBK       41.125       330.48          17.8       266.0        271.8       18.0        1.556     1,832,582      6.8         6.6
CNIT       54.000        89.27          17.7       173.5        188.9       12.6        1.852       709,550      7.2         6.7
PWBC       19.000       100.81          17.6       152.7        163.4       12.3        1.895       816,954      8.1         7.6
ASFC       49.750     1,036.24          17.6       174.0        207.2       13.6        1.206     7,664,495      7.8         6.7
SFSL       18.250       138.37          17.6       224.8        228.4       21.2        1.753       653,226      9.4         9.3
SMBC       17.625        28.87          17.3       111.2        111.2       17.4        2.837       165,688     15.7        15.7
PCCI       17.250        50.69          17.3       192.7        192.7       13.7        0.000       371,126      7.1         7.1
ALBK       44.625       572.72          17.2       172.6        197.5       15.9        1.613     3,602,227      9.2         8.1
FFHS       20.281        24.18          17.2       118.1        118.9       10.7        1.578       226,944      9.0         9.0
MARN       26.500        46.85          17.1       120.0        120.0       27.0        3.321       173,304     22.5        22.5
AFCB       29.125       188.43          17.0       173.9        174.9       17.3        1.648     1,090,431      9.8         9.7
DSL        24.125       644.95          17.0       158.1        160.3       11.0        1.326     5,885,670      6.9         6.8
EBSI       17.500        99.04          17.0       140.6        140.6       11.7        3.429       848,490      8.3         8.3

SOURCE: SNL & F&C CALCULATIONS        17

FERGUSON & COMPANY   EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------


                                                                                                                        Tangible
          Current      Current        Price/     Current      Current                 Current         Total  Equity/     Equity/
            Stock       Market           LTM      Price/      Price/T     Price/     Dividend        Assets   Assets    T Assets
            Price        Value      Core EPS      Book V       Book V     Assets        Yield        ($000)      (%)         (%)
Ticker        ($)         ($M)           (x)         (%)          (%)        (%)          (%)           MRQ      MRQ         MRQ
LSBI       24.125        22.11          17.0       121.8        121.8       11.6        1.409       194,117      8.9         8.9
MASB       46.000       164.73          16.8       170.8        170.8       18.2        2.087       905,417     10.6        10.6
OHSL       25.000        29.90          16.8       117.9        117.9       13.0        3.520       230,035     11.0        11.0
PHBK       41.250     1,132.61          16.8       261.6        310.4       20.2        1.842     5,591,180      7.7         6.6
WSB         6.875        29.20          16.8       136.1        136.1       11.3        1.455       258,330      8.3         8.3
WCBI       26.625        65.93          16.8       138.8        138.8       21.2        2.254       311,613     15.2        15.2
TSH        19.250        66.17          16.7       124.0        124.0       16.3        2.597       406,253     13.1        13.1
SFFC       24.250        19.01          16.7       124.7        124.7       22.2        1.649        85,679     17.8        17.8
NEIB       19.250        33.93          16.6       126.7        126.7       19.3        1.662       176,309     15.2        15.2
LOGN       15.500        19.54          16.5       122.4        122.4       23.5        2.581        83,152     19.2        19.2
TRIC       22.750        13.85          16.5       101.1        101.1       15.5        2.637        89,457     15.3        15.3
METF       19.938        70.29          16.5       216.3        239.1        8.6        0.000       821,280      4.0         3.6
FTFC       26.000       238.12          16.5       234.7        249.5       15.1        1.846     1,571,981      6.4         6.1
FED        33.375       353.13          16.4       174.4        176.3        8.4        0.000     4,193,203      4.8         4.8
CAFI       22.000        70.71          16.4       150.9        163.6       14.4        2.251       489,833      9.6         8.9
DME        21.125     2,166.78          16.4       206.9        216.9       10.9        0.757    20,087,176      5.3         5.0
FFYF       27.250       112.14          16.3       137.4        137.4       18.9        2.569       599,249     13.7        13.7
CFB        46.250       996.82          16.3       233.9        263.8       14.1        0.605     7,096,665      6.0         5.4
MDBK       35.625       161.78          16.3       167.7        180.0       15.1        2.021     1,072,557      9.0         8.4
GFCO       28.750        32.77          16.2       120.3        122.0       11.4        2.783       287,088      9.5         9.4
FFKY       21.875        91.22          16.2       176.4        187.5       24.2        2.560       377,380     13.7        13.0
PBCI       23.625        67.16          16.2       142.2        143.3       18.1        4.233       370,987     12.7        12.7
MCBN       27.000         6.28          16.2       122.2        122.2       10.5        1.926        59,739      8.6         8.6
COFI       59.000     2,724.97          16.2       279.0        298.0       18.7        1.695    14,564,703      6.7         6.3
KNK        31.625        45.07          16.1       118.9        126.6       13.2        1.518       341,678     11.1        10.5
MFLR       20.000        17.81          16.1       146.3        148.8       14.2        3.400       125,671      9.7         9.5
SKAN       27.500        26.24          16.1       154.6        159.5       10.6        1.455       247,697      6.9         6.7
FESX       20.375       152.89          16.0       176.1        202.7       12.3        2.356     1,245,415      7.0         6.1
BFSB       25.000        28.56          16.0       140.9        140.9       21.1        2.240       135,455     14.2        14.2
SOSA        4.000        66.61          16.0       204.1        204.1       12.9        0.000       514,502      6.3         6.3
FLFC       24.375       188.29          15.9       198.2        219.8       14.6        1.641     1,288,919      7.4         6.7
HBS        19.875        24.85          15.9       118.6        123.0       16.5        2.818       150,416     13.9        13.5
HFFC       25.406        75.70          15.9       142.9        142.9       13.5        1.653       561,664      9.4         9.4
SWCB       37.000        70.86          15.9       177.6        185.6       14.1        3.243       501,894      8.0         7.6
FMSB       23.000        62.15          15.9       210.8        210.8       14.4        0.870       432,034      6.8         6.8
TWIN       13.625        17.44          15.8       126.4        126.4       16.3        3.132       107,345     12.9        12.9
EIRE       25.000        56.20          15.8       186.7        186.7       13.2        1.120       425,014      7.1         7.1
SFIN       21.625       101.86          15.8       155.6        155.9       15.1        2.035       673,214      9.7         9.7
FFFD       17.500        57.01          15.8       118.2        118.2       26.8        1.429       212,869     22.7        22.7
CBCI       44.250        93.40          15.8       121.3        121.3       18.8        0.000       496,561     15.5        15.5
CIBI       15.500        14.41          15.7       129.6        129.6       15.6        2.065        92,304     12.0        12.0

SOURCE: SNL & F&C CALCULATIONS        18

FERGUSON & COMPANY   EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                                                        Tangible
          Current      Current        Price/     Current      Current                 Current         Total  Equity/     Equity/
            Stock       Market           LTM      Price/      Price/T     Price/     Dividend        Assets   Assets    T Assets
            Price        Value      Core EPS      Book V       Book V     Assets        Yield        ($000)      (%)         (%)
Ticker        ($)         ($M)           (x)         (%)          (%)        (%)          (%)           MRQ      MRQ         MRQ
NWEQ       16.750        14.05          15.7       117.7        117.7       14.5        3.104        96,891     11.5        11.5
GSBC       19.500       158.05          15.6       261.7        261.7       22.3        2.051       707,841      8.5         8.5
CAPS       17.250        32.63          15.5       152.9        152.9       13.5        1.391       242,518      8.8         8.8
PCBC       20.875        17.28          15.5       111.0        111.0       21.3        1.916        81,105     19.2        19.2
CFX        21.000       501.98          15.4       199.6        213.4       14.9        4.190     1,859,030      7.4         7.0
NYB        29.688       641.00          15.4       384.1        384.1       19.5        2.021     3,283,653      5.1         5.1
WEFC       16.750        32.82          15.4       114.5        114.5       16.2        2.866       202,035     14.2        14.2
GBCI       18.875       128.58          15.4       232.5        238.6       22.7        2.543       567,610      9.7         9.5
FBSI       23.000        25.20          15.3       113.5        113.6       15.4        0.870       163,973     13.5        13.5
SWBI       21.000        55.66          15.3       133.9        133.9       14.7        3.619       378,325     11.0        11.0
HIFS       28.500        37.15          15.3       182.5        182.5       17.1        1.684       217,586      9.4         9.4
PSBK       34.250       130.87          15.3       174.1        194.9       14.9        1.985       878,823      8.6         7.7
DNFC       21.375       175.10          15.3       197.2        199.4       10.9        0.936     1,608,837      5.6         5.5
FKFS       31.000        38.06          15.2       162.4        162.4       11.9        0.645       320,797      7.3         7.3
TBK        17.000        26.52          15.2       160.4        165.1       11.1        1.176       238,227      6.9         6.8
HRZB       15.875       117.74          15.1       145.5        145.5       22.7        2.520       518,661     15.6        15.6
HALL       25.000        36.07          14.9       121.6        121.6        8.8        0.000       409,820      7.2         7.2
MERI       43.750        33.87          14.9       180.7        180.7       14.8        1.600       228,485      8.2         8.2
PFDC       27.500        62.54          14.8       143.0        143.0       21.8        2.327       287,564     15.2        15.2
RARB       22.250        53.66          14.7       178.3        181.2       14.1        2.157       379,428      7.9         7.8
CEBK       21.625        42.49          14.7       124.3        138.9       12.3        1.480       344,420      9.9         9.0
MFSL       46.500       149.27          14.7       153.9        155.8       12.9        1.806     1,157,445      8.4         8.3
PFSB       30.625       147.68          14.7       140.3        167.7       11.2        0.914     1,321,751      7.4         6.2
FIBC       23.125        39.82          14.6       150.7        151.4       14.1        1.730       282,485      9.4         9.3
FFES       35.875        96.00          14.6       151.8        151.8        9.8        1.672       983,594      6.4         6.4
FTF        24.250        43.41          14.5       161.3        161.3       25.3        2.309       171,358     15.7        15.7
BKC        38.125        87.90          14.5       175.1        182.4       14.5        3.777       605,857      8.3         8.0
EMLD       14.500        73.44          14.5       160.6        163.1       12.2        1.655       603,080      7.6         7.5
GFSB       14.750        14.58          14.3       138.4        138.4       15.8        1.763        92,063     11.5        11.5
MAFB       32.500       500.49          14.3       193.6        221.5       15.1        0.862     3,321,464      7.8         6.9
FBBC       16.375       106.61          14.2       151.9        151.9       14.9        2.443       714,366      9.8         9.8
HOMF       32.250       109.53          14.1       189.2        195.2       16.0        1.550       682,796      8.5         8.2
CBSA       32.500       161.57          14.1       165.6        199.1        5.5        1.477     2,964,082      3.3         2.8
NASB       53.750       120.20          14.1       211.9        219.2       16.3        1.488       736,585      7.7         7.4
ITLA       19.500       152.99          13.7       163.6        164.3       18.0        0.000       850,201     11.0        11.0
CASH       18.875        51.60          13.7       120.8        136.4       13.8        1.907       374,824     11.4        10.2
PULS       23.375        72.01          13.7       171.5        171.5       13.8        2.995       520,203      8.1         8.1
HPBC       23.500        43.28          13.7       206.3        206.3       21.8        3.404       198,748     10.6        10.6
ANDB       36.250       186.63          13.6       185.1        185.1       14.9        1.876     1,250,943      8.1         8.1
FSBI       22.750        35.26          13.6       143.7        143.7        9.7        1.582       363,302      6.8         6.8
HAVN       43.000       188.49          13.6       177.7        178.4       10.6        1.395     1,781,545      6.0         5.9

SOURCE: SNL & F&C CALCULATIONS        19

FERGUSON & COMPANY   EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                                                        Tangible
          Current      Current        Price/     Current      Current                 Current         Total  Equity/     Equity/
            Stock       Market           LTM      Price/     Price/ T     Price/     Dividend        Assets   Assets    T Assets
            Price        Value      Core EPS      Book V       Book V     Assets        Yield        ($000)      (%)         (%)
Ticker        ($)         ($M)           (x)         (%)          (%)        (%)          (%)           MRQ      MRQ         MRQ
HARL       26.500        43.85          13.6       199.1        199.1       13.0        1.509       336,666      6.5         6.5
WVFC       28.500        49.80          13.6       151.4        151.4       16.9        2.807       294,693     11.2        11.2
FFDB       17.750        20.43          13.5       122.6        134.5       11.5        2.817       176,528      9.4         8.7
WFSL       29.000     1,376.59          13.3       197.8        216.6       23.9        3.172     5,760,385     12.1        11.2
PVSA       32.375       131.29          13.3       174.6        176.0       13.2        2.008       991,239      7.6         7.5
LARL       24.750        35.71          13.2       167.9        167.9       16.9        2.101       211,987     10.0        10.0
WSFS       18.375       228.24          13.2       290.7        293.1       15.1        0.000     1,508,540      5.2         5.2
PTRS       26.375        12.96          13.2       120.1        120.1       10.6        1.365       121,189      8.8         8.8
MWBX        6.688        93.32          13.1       221.5        221.5       16.5        1.794       566,517      7.5         7.5
WFI        16.500        32.77          13.1       145.3        148.4       10.3        2.788       317,392      7.1         7.0
MWBI       36.750        12.51          13.1       126.5        126.5        8.7        1.633       146,542      6.9         6.9
QCFB       25.000        35.66          13.0       130.0        130.0       22.8        0.000       156,727     17.5        17.5
EQSB       42.500        25.59          12.9       164.7        164.7        8.3        0.000       308,197      5.0         5.0
FFWC       30.250        21.51          12.8       125.5        139.2       12.0        2.380       180,056      9.5         8.7
CFFC       21.500        27.42          12.7       114.0        114.0       15.6        2.605       175,414     13.7        13.7
FSPG       22.375        60.60          12.6       174.1        177.0       11.6        1.788       522,396      6.7         6.6
FSTC       35.000        64.36          12.5       194.6        250.2       18.9        1.257       338,857      9.7         7.7
FMCO       27.500        65.66          12.4       180.5        183.7       11.8        1.018       554,925      6.6         6.5
FNGB       13.000       114.84          12.2       159.7        159.7       18.0        2.462       637,725     11.3        11.3
KSAV       18.500        16.38          12.0       114.1        114.2       15.4        3.243       106,121     13.5        13.5
PVFC       20.250        52.45          11.9       197.0        197.0       13.9        0.000       373,081      7.0         7.0
ABCW       29.750       269.20          11.8       224.5        228.9       14.0        1.076     1,925,866      6.2         6.1
WRNB       19.250        72.91          11.7       196.0        196.0       20.3        2.701       358,021     10.4        10.4
DIBK       31.375       161.66          11.6       232.1        239.9       18.5        1.275       873,878      8.0         7.7
GDW        88.563     5,023.75          11.1       201.7        201.7       12.9        0.497    39,095,082      6.4         6.4
KSBK       14.000        17.33          11.0       165.5        175.0       11.9        0.571       145,888      7.2         6.8
SISB       34.250       191.01          10.4       187.1        187.1       13.3        1.635     1,434,545      7.2         7.2
LSBX       12.375        53.01           9.1       166.1        166.1       14.4        0.000       366,318      8.7         8.7
MECH       24.625       130.27           8.7       154.6        154.6       15.8        0.000       823,575     10.2        10.2
PAMM       23.750        90.24           7.8       307.2        307.2       66.3        0.000       136,110     21.6        21.6
JXVL       16.875        41.61           7.4       124.5        124.5       18.6        2.963       226,182     14.9        14.9
FCME       13.000        17.67           3.0       125.6        125.6       11.6        0.000       152,386      9.2         9.2

Maximum    88.563     5,529.94          24.8       384.1        384.1       66.3        4.52     47,532,068     28.9        28.9
Minimum     4.000         6.28           3.0        98.0         98.0        5.5        -            38,240      3.3         2.8
Average    25.438       208.90          17.5       161.6        169.9       16.5        1.72      1,468,124     10.9        10.6
Median     23.000        66.61          17.2       152.9        161.3       15.1        1.66        409,820      9.4         8.9

SOURCE: SNL & F&C CALCULATIONS        20

FERGUSON & COMPANY            EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------



           Core        Core       Core                              NPAs/     Price/     Core       Core      Core
            EPS        ROAA       ROAE   Merger        Current     Assets       Core      EPS       ROAA      ROAE
            ($)         (%)        (%)  Target?        Pricing        (%)        EPS      ($)        (%)       (%)
Ticker      LTM         LTM        LTM   (Y/N)            Date        MRQ        (x)      MRQ        MRQ       x

FFSX       1.19        0.73       8.94     N           09/23/97      0.05      25.43     0.29       0.72      8.68
NHTB       0.83        0.61       8.22     N           09/23/97      0.70      17.08     0.30       0.87     11.73
HRBF       0.93        0.70       5.41     N           09/23/97      0.05      22.25     0.25       0.74      5.80
NMSB       0.58        0.80       7.67     N           09/23/97      0.87      22.92     0.15       0.81      8.07
REDF       0.74        0.64       8.06     N           09/23/97      2.19      13.26     0.33       1.06     12.65
FFIC       0.97        0.94       5.62     N           09/23/97      0.29      19.72     0.29       1.01      6.49
PBKB       0.80        0.53       9.27     N           09/23/97      0.82      24.67     0.19       0.50      8.86
MBB        1.07        0.51       5.95     N           09/23/97      0.71      20.83     0.30       0.56      6.37
MBB        1.07        0.51       5.95     N           09/23/97      0.71      20.83     0.30       0.56      6.37
STSA       0.83        0.44       7.84     N           09/23/97      0.61      19.38     0.25       0.49      8.97
PEEK       0.74        1.29       4.71     N           09/23/97      0.71      25.37     0.17       1.13      4.38
CMSB       0.83        0.64       6.15     N           09/23/97      0.50      28.03     0.17       0.48      5.01
FCBF       1.19        1.06       6.32     N           09/23/97      0.15      21.98     0.31       1.08      6.92
AMFC       0.68        0.80       4.54     N           09/23/97      0.81      22.79     0.17       0.67      4.28
BKUNA      0.57        0.58       8.04     N           09/23/97      0.60      23.10     0.14       0.48      8.00
CFTP       0.76        1.61       4.97     N           09/23/97      0.30      28.75     0.15       1.27      4.30
BFD        0.97        0.66       6.48     N           09/23/97      0.52      20.37     0.27       0.65      7.14
HHFC       0.53        0.57       4.44     N           09/23/97      0.11      15.79     0.19       0.80      6.56
MLBC       1.13        0.68       9.23     N           09/23/97      0.46      27.72     0.23       0.52      7.41
ISBF       1.12        0.85       6.26     N           09/23/97        NA      22.54     0.28       0.76      6.27
PFSL       1.56        0.69      11.23     N           09/23/97      0.10      23.03     0.38       0.66     10.39
PKPS       0.36        0.54       6.52     N           09/23/97      3.81      22.40     0.09       0.58      6.85
QCBC       1.00        0.61       6.72     N           09/23/97      1.31      18.65     0.30       0.70      7.87
HMCI       0.79        0.42       6.80     N           09/23/97      2.91      19.16     0.23       0.51      7.88
WYNE       1.11        0.92       6.16     N           09/23/97      0.91      22.92     0.27       0.83      6.02
HBNK       1.39        0.67       9.20     N           09/23/97      3.09      13.25     0.58       1.10     14.97
ASBP       0.60        0.85       4.45     N           09/23/97      0.88      17.43     0.19       1.06      6.78
HFFB       0.75        1.35       4.99     N           09/23/97      0.00      20.63     0.20       1.39      5.23
TPNZ       0.83        1.00       5.63     N           09/23/97      1.28      25.35     0.18       0.84      4.85
CSA        2.38        0.52      10.65     N           09/23/97      1.40      20.12     0.65       0.56     11.43
FFBI       0.89        0.41       5.11     N           09/23/97      0.41      23.21     0.21       0.38      4.64
FFLC       1.45        1.01       6.56     N           09/23/97      0.19      20.19     0.39       0.96      6.91
WSTR       1.21        0.82       6.48     N           09/23/97      0.17      18.75     0.35       0.83      7.53
HARB       2.63        1.22      14.82     N           09/23/97      0.46      21.27     0.67       1.21     14.61
ASBI       1.02        0.84       7.64     N           09/23/97      0.40      22.00     0.25       0.83      7.60
MFBC       1.09        0.86       5.53     N           09/23/97      0.00      19.58     0.30       0.85      6.06
FWWB       1.15        1.16       7.58     N           09/23/97      0.29      19.34     0.32       1.21      8.28
OFCP       1.21        0.76       8.36     N           09/23/97      0.19      19.12     0.34       0.87     10.01
CASB       0.63        0.52       8.53     N           09/23/97      0.39      17.76     0.19       0.61      9.92
LVSB       1.75        0.95       9.52     N           09/23/97      0.98      17.05     0.55       1.14     11.56
CLAS       0.73        0.72       4.64     N           09/23/97      0.66      19.53     0.20       0.72      4.89

SOURCE: SNL & F&C CALCULATIONS        21

FERGUSON & COMPANY            EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------



           Core        Core       Core                              NPAs/     Price/     Core       Core      Core
            EPS        ROAA       ROAE   Merger         Current    Assets       Core      EPS       ROAA      ROAE
            ($)         (%)        (%)  Target?         Pricing       (%)        EPS      ($)        (%)       (%)
Ticker      LTM         LTM        LTM   (Y/N)             Date       MRQ        (x)      MRQ        MRQ       MRQ

BANC       0.68        0.64      10.80     N           09/23/97      0.87      22.66     0.16       0.66     11.50
MSBF       0.81        1.46       7.85     N           09/23/97      0.06      18.75     0.23       1.43      8.39
INBI       0.81        1.27       6.78     N           09/23/97      0.22      16.53     0.26       1.51      8.43
GAF        0.89        1.12       5.80     N           09/23/97      0.12      18.15     0.26       1.10      6.97
HMNF       1.18        0.88       5.90     N           09/23/97      0.08      20.16     0.31       0.87      5.99
CRZY       0.70        1.30       4.54     N           09/23/97      0.39      18.52     0.20       1.34      5.07
PFNC       0.65        0.64      12.31     N           09/23/97      1.46      15.63     0.22       0.84     15.89
CKFB       0.90        1.33       5.37     N           09/23/97      0.63      19.00     0.25       1.47      6.16
EFBI       1.05        0.82       6.28     N           09/23/97      0.03      19.75     0.28       0.85      6.97
LXMO       0.76        1.32       4.46     N           09/23/97      0.48      18.18     0.22       1.52      5.43
FFFC       1.50        1.34       9.56     N           09/23/97      0.18      19.21     0.41       1.35     10.37
CATB       0.81        1.41       5.10     N           09/23/97      0.47      20.24     0.21       1.35      5.24
HFSA       0.87        0.79       5.37     N           09/23/97      0.09      19.01     0.24       0.77      6.00
SSM        1.01        1.71       4.84     N           09/23/97      0.00      37.72     0.14       0.98      2.77
GSB        1.45        0.68      10.56     N           09/23/97      1.46      17.62     0.43       0.74     11.55
LARK       1.28        1.04       7.02     N           09/23/97      0.04      21.57     0.31       0.97      6.90
FFSL       0.71        0.69       6.20     N           09/23/97      0.37      20.49     0.18       0.64      6.17
IPSW       0.64        0.97      16.21     N           09/23/97      1.52      18.40     0.18       1.03     17.52
DIME       0.98        1.04       6.20     N           09/23/97      0.73      29.78     0.17       0.70      4.73
PHFC       0.92        0.80       6.03     N           09/23/97      1.60      18.88     0.25       0.73      6.50
FFWD       0.88        1.26       9.76     N           09/23/97      0.02      18.75     0.24       1.29     10.36
AHM        2.81        0.70      13.79     N           09/23/97      1.90      18.94     0.75       0.73     14.74
BDJI       1.09        0.63       5.48     N           09/23/97      0.23      16.67     0.33       0.69      6.37
SFED       1.10        0.79       6.18     N           09/23/97      0.68      24.12     0.23       0.63      5.07
HBFW       1.17        0.89       6.29     N           09/23/97      0.00      18.95     0.31       0.89      6.61
HFGI       0.68        0.44       9.25     N           09/23/97      0.25      30.68     0.11       0.30      5.89
PRBC       0.87        0.65       4.97     N           09/23/97      0.30      15.97     0.27       0.68      5.98
CBSB       1.06        1.16       7.78     N           09/23/97      0.56      21.00     0.25       1.08      7.67
YFED       1.26        0.77       9.46     N           09/23/97      1.24      18.34     0.34       0.84      9.96
MBLF       1.33        0.85       6.52     N           09/23/97      0.25      20.51     0.32       0.79      6.21
ABCL       1.77        0.76       8.48     N           09/23/97      0.15      19.38     0.45       0.77      8.35
LIFB       1.32        0.86       8.08     N           09/23/97      0.39      19.70     0.33       0.88      8.42
PERM       1.20        0.62       6.52     N           09/23/97      1.09      19.05     0.31       0.58      6.32
STFR       1.93        0.71       8.11     N           09/23/97      0.16      16.67     0.57       0.79      9.57
LONF       0.77        0.99       4.77     N           09/23/97      0.80      22.24     0.17       0.85      4.30
FFHH       1.00        0.84       6.65     N           09/23/97      0.03      16.92     0.29       0.87      7.55
UBMT       1.21        1.39       5.99     N           09/23/97        NA      19.15     0.31       1.41      6.14
AADV       2.58        0.89       9.89     N           09/23/97      0.44      17.45     0.72       0.98     10.77
THRD       1.13        0.73       6.42     N           09/23/97      0.33      18.97     0.29       0.73      6.60
SOPN       1.17        1.69       6.96     N           09/23/97      0.08      17.38     0.32       1.80      7.60
FFOH       0.83        0.95       6.61     N           09/23/97      0.08      17.12     0.23       0.94      7.17


SOURCE: SNL & F&C CALCULATIONS        22

FERGUSON & COMPANY            EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------



           Core        Core       Core                              NPAs/     Price/     Core       Core      Core
            EPS        ROAA       ROAE   Merger         Current    Assets       Core      EPS       ROAA      ROAE
            ($)         (%)        (%)  Target?         Pricing       (%)        EPS      ($)        (%)       (%)
Ticker      LTM         LTM        LTM   (Y/N)             Date       MRQ        (x)      MRQ        MRQ       MRQ

JSB        2.53        1.70       7.77     N           09/23/97      1.02      17.37     0.69       1.85      8.24
SPBC       1.32        1.04      11.66     N           09/23/97      0.21      17.36     0.36       1.11     12.61
CTZN       2.63        0.82      12.75     N           09/23/97      0.41      16.58     0.75       0.89     13.89
FFCH       2.08        0.84      13.67     N           09/23/97      1.61      18.17     0.54       0.84     13.68
FFBH       1.14        1.06       6.61     N           09/23/97      0.19      23.37     0.23       0.81      5.24
BVCC       1.49        0.63      10.26     N           09/23/97      0.79      20.00     0.35       0.60      9.51
ROSE       1.65        0.89      14.28     N           09/23/97      0.45      17.61     0.44       0.88     14.63
YFCB       1.03        1.15       6.81     N           09/23/97      0.57      17.82     0.27       1.13      7.48
JSBA       2.14        0.77       9.84     N           09/23/97      0.46      18.07     0.55       0.81      9.67
CFSB       1.59        1.07      13.83     N           09/23/97      0.17      15.69     0.47       1.22     15.91
MIVI       0.87        1.03       5.77     N           09/23/97      0.28      15.50     0.26       1.18      6.82
GPT        3.27        1.03       9.59     N           09/23/97      2.89      16.79     0.90       1.12     10.49
WBST       3.15        0.71      13.33     N           09/23/97      0.85      15.10     0.96       0.82     16.31
MWFD       1.24        1.09      12.59     N           09/23/97      0.12      17.23     0.33       1.11     12.75
FOBC       1.38        0.97       8.35     N           09/23/97      0.15      18.57     0.34       0.93      8.36
FBCI       1.31        0.77       7.37     N           09/23/97      0.80      16.17     0.37       0.84      8.12
CVAL       1.26        0.91      10.36     N           09/23/97      0.23      17.97     0.32       0.89     10.56
SFSB       1.69        0.56       8.52     N           09/23/97      0.48      17.88     0.43       0.55      8.49
BKCT       1.86        1.25      12.07     N           09/23/97      1.19      16.88     0.50       1.29     12.72
KYF        0.78        1.13       5.83     N           09/23/97      0.00      17.50     0.20       1.17      7.19
HZFS       1.08        0.55       5.25     N           09/23/97      0.96      23.07     0.21       0.43      4.23
FFBZ       1.06        0.96      12.66     N           09/23/97      0.47      14.84     0.32       1.11     14.72
RELY       1.79        0.87      10.51     N           09/23/97      0.77      16.70     0.48       0.90     11.10
FFBS       1.23        1.46       7.50     N           09/23/97      0.03      22.00     0.25       1.17      6.06
ABBK       1.79        0.73      10.71     N           09/23/97      0.17      16.00     0.50       0.81     11.68
CMRN       1.00        1.32       5.51     N           09/23/97      0.24      17.88     0.25       1.26      5.63
THR        0.93        0.83       5.71     N           09/23/97      1.21      18.89     0.22       0.77      5.49
FFBA       1.07        1.18       8.36     N           09/23/97      0.23      19.13     0.25       1.06      8.21
IWBK       2.31        1.10      16.39     N           09/23/97      0.64      16.85     0.61       1.10     16.36
CNIT       3.06        0.75      10.46     N           09/23/97      0.42      16.27     0.83       0.81     11.22
PWBC       1.08        0.66       8.86     N           09/23/97      0.65      17.59     0.27       0.71      9.02
ASFC       2.83        0.79      10.05     N           09/23/97      0.45      18.29     0.68       0.75      9.80
SFSL       1.04        1.34      14.39     N           09/23/97      0.28      17.55     0.26       1.35     14.52
SMBC       1.02        1.01       6.29     N           09/23/97      1.10      17.63     0.25       0.96      6.06
PCCI       1.00        0.98      12.40     N           09/23/97      1.29      14.38     0.30       1.04     14.25
ALBK       2.59        1.04      11.23     N           09/23/97      0.71      16.65     0.67       1.05     11.37
FFHS       1.18        0.64       7.08     N           09/23/97      0.41      14.91     0.34       0.73      8.16
MARN       1.55        1.67       7.28     N           09/23/97      0.81      16.56     0.40       1.72      7.53
AFCB       1.71        1.10      11.14     N           09/23/97      0.39      16.55     0.44       1.10     11.18
DSL        1.42        0.73       9.65     N           09/23/97      0.95      20.10     0.30       0.57      8.03
EBSI       1.03        0.76       8.78     N           09/23/97      1.07      16.20     0.27       0.76      8.92

SOURCE: SNL & F&C CALCULATIONS        23

FERGUSON & COMPANY            EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------



           Core        Core       Core                              NPAs/     Price/     Core       Core      Core
            EPS        ROAA       ROAE   Merger         Current    Assets       Core      EPS       ROAA      ROAE
            ($)         (%)        (%)  Target?         Pricing       (%)        EPS      ($)        (%)       (%)
Ticker      LTM         LTM        LTM   (Y/N)             Date       MRQ        (x)      MRQ        MRQ       MRQ

LSBI       1.42        0.68       7.38     N           09/23/97      1.17      15.87     0.38       0.70      7.88
MASB       2.74        1.04      10.20     N           09/23/97      0.16      16.67     0.69       1.13     10.85
OHSL       1.49        0.85       7.42     N           09/23/97      0.01      15.63     0.40       0.86      7.92
PHBK       2.46        1.31      16.17     N           09/23/97      0.83      16.11     0.64       1.30     16.19
WSB        0.41        0.73       8.66     N           09/23/97        NA      17.19     0.10       0.72      8.67
WCBI       1.59        1.41       9.13     N           09/23/97      0.60      16.23     0.41       1.43      9.40
TSH        1.15        0.96       6.97     N           09/23/97      0.27      17.19     0.28       0.93      6.88
SFFC       1.45        1.37       7.36     N           09/23/97        NA      14.10     0.43       1.55      8.78
NEIB       1.16        1.21       7.43     N           09/23/97      0.40      15.04     0.32       1.20      7.88
LOGN       0.94        1.51       7.40     N           09/23/97      0.61      16.15     0.24       1.46      7.53
TRIC       1.38        1.02       6.79     N           09/23/97      0.00      14.58     0.39       1.08      7.09
METF       1.21        0.54      13.86     N           09/23/97      0.49      14.66     0.34       0.59     15.15
FTFC       1.58        0.91      13.94     N           09/23/97        NA      18.06     0.36       0.94     14.41
FED        2.03        0.52      11.28     N           09/23/97      1.39      16.69     0.50       0.51     10.73
CAFI       1.34        0.89       9.59     N           09/23/97      0.34      14.47     0.38       1.02     10.59
DME        1.29        0.70      13.30     N           09/23/97      1.57      21.13     0.25       0.54     10.16
FFYF       1.67        1.27       8.06     N           09/23/97      0.67      13.63     0.50       1.33      9.62
CFB        2.84        0.91      15.58     N           09/23/97      0.89      14.82     0.78       0.97     16.34
MDBK       2.19        1.01      11.31     N           09/23/97      0.37      15.90     0.56       1.00     11.31
GFCO       1.77        0.71       7.47     N           09/23/97      0.11      13.82     0.52       0.83      8.67
FFKY       1.35        1.53      11.20     N           09/23/97      0.23      14.39     0.38       1.68     12.28
PBCI       1.46        1.24       8.63     N           09/23/97      2.14      13.42     0.44       1.37     10.69
MCBN       1.67        0.67       7.57     N           09/23/97      0.73      13.78     0.49       0.75      8.76
COFI       3.65        1.23      18.22     N           09/23/97      0.22      15.36     0.96       1.27     18.76
KNK        1.96        0.82       7.89     N           09/23/97      0.61      15.81     0.50       0.88      8.12
MFLR       1.24        0.92       9.53     N           09/23/97      0.81      15.15     0.33       0.94      9.83
SKAN       1.71        0.68      10.07     N           09/23/97      1.46      14.95     0.46       0.72     10.38
FESX       1.27        0.85      11.63     N           09/23/97      0.56      18.19     0.28       0.72     10.19
BFSB       1.56        1.28       8.90     N           09/23/97      0.00      16.45     0.38       1.22      8.52
SOSA       0.25        0.79      13.61     N           09/23/97      6.28      10.00     0.10       1.33     21.58
FLFC       1.53        0.94      12.81     N           09/23/97      0.81      14.86     0.41       1.02     13.61
HBS        1.25        1.15       7.72     N           09/23/97      1.97      15.06     0.33       1.12      7.99
HFFC       1.60        0.89       9.66     N           09/23/97      0.33      14.11     0.45       0.99     10.56
SWCB       2.33        0.98      12.17     N           09/23/97      0.81      16.23     0.57       0.91     11.42
FMSB       1.45        1.00      15.01     N           09/23/97      0.00      15.13     0.38       0.99     14.73
TWIN       0.86        0.75       5.88     N           09/23/97      0.08      17.93     0.19       0.91      7.08
EIRE       1.58        0.89      12.92     N           09/23/97      0.40      15.24     0.41       0.92     13.04
SFIN       1.37        0.90       9.33     N           09/23/97      0.38      16.38     0.33       0.82      8.78
FFFD       1.11        1.91       7.44     N           09/23/97      0.12      14.58     0.30       1.86      7.86
CBCI       2.81        1.37       8.66     N           09/23/97      1.16      12.72     0.87       1.60     10.40
CIBI       0.99        0.92       7.98     N           09/23/97      0.63      14.90     0.26       0.96      8.28


SOURCE: SNL & F&C CALCULATIONS        24

FERGUSON & COMPANY            EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------



           Core        Core       Core                              NPAs/     Price/     Core       Core      Core
            EPS        ROAA       ROAE   Merger         Current    Assets       Core      EPS       ROAA      ROAE
            ($)         (%)        (%)  Target?         Pricing       (%)        EPS      ($)        (%)       (%)
Ticker      LTM         LTM        LTM   (Y/N)             Date       MRQ        (x)      MRQ        MRQ       MRQ

NWEQ       1.07        0.98       8.16     N           09/23/97      1.25      13.09     0.32       1.02      8.96
GSBC       1.25        1.54      17.00     N           09/23/97      1.91      13.54     0.36       1.66     19.65
CAPS       1.11        0.92      10.16     N           09/23/97      0.17      14.38     0.30       0.96     10.97
PCBC       1.35        1.07       5.72     N           09/23/97      0.00      17.40     0.30       1.16      6.18
CFX        1.36        0.98      11.60     N           09/23/97      0.72      16.41     0.32       0.96     12.20
NYB        1.93        1.45      27.70     N           09/23/97      1.09      12.80     0.58       1.63     32.18
WEFC       1.09        1.06       7.56     N           09/23/97      0.21      14.96     0.28       1.06      7.44
GBCI       1.23        1.54      16.25     N           09/23/97      0.12      13.88     0.34       1.64     17.10
FBSI       1.50        1.10       7.54     N           09/23/97      0.10      16.43     0.35       0.97      7.02
SWBI       1.37        1.01       9.54     N           09/23/97      0.30      15.00     0.35       1.02      9.50
HIFS       1.86        1.22      12.54     N           09/23/97      0.41      13.97     0.51       1.27     13.18
PSBK       2.24        0.97      11.84     N           09/23/97      0.84      15.29     0.56       0.97     11.59
DNFC       1.40        0.81      14.10     N           09/23/97      0.34      14.84     0.36       0.79     13.96
FKFS       2.04        0.78      10.49     N           09/23/97      1.60      14.09     0.55       0.78     10.93
TBK        1.12        0.79      11.78     N           09/23/97      2.13      14.17     0.30       0.83     11.73
HRZB       1.05        1.54       9.82     N           09/23/97      0.00      14.17     0.28       1.57     10.19
HALL       1.68        0.61       8.62     N           09/23/97      0.15      13.30     0.47       0.67      9.40
MERI       2.94        1.05      13.46     N           09/23/97      0.22      12.29     0.89       1.27     15.91
PFDC       1.86        1.46       9.55     N           09/23/97      0.34      14.32     0.48       1.53     10.08
RARB       1.51        1.03      13.25     N           09/23/97      0.29      15.03     0.37       0.99     12.53
CEBK       1.47        0.88       8.75     N           09/23/97      0.85      17.44     0.31       0.73      7.16
MFSL       3.17        0.89      10.76     N           09/23/97      0.44      16.37     0.71       0.80      9.60
PFSB       2.09        0.84      10.78     N           09/23/97      0.59      13.92     0.55       0.83     11.06
FIBC       1.58        1.00      10.16     N           09/23/97      1.71      14.45     0.40       0.96     10.04
FFES       2.46        0.70      11.12     N           09/23/97      0.31      16.02     0.56       0.64     10.10
FTF        1.67        1.73      10.43     N           09/23/97      0.12      12.90     0.47       1.86     11.74
BKC        2.63        1.10      12.98     N           09/23/97      1.81      13.06     0.73       1.16     14.12
EMLD       1.00        0.90      11.63     N           09/23/97      0.14      12.50     0.29       0.98     13.07
GFSB       1.03        1.21      10.35     N           09/23/97        NA      12.29     0.30       1.37     11.88
MAFB       2.28        1.16      14.83     N           09/23/97      0.43      12.70     0.64       1.24     15.73
FBBC       1.15        1.23       8.92     N           09/23/97      0.07      14.62     0.28       0.98     10.10
HOMF       2.28        1.22      14.67     N           09/23/97      0.45      14.93     0.54       1.13     13.40
CBSA       2.31        0.41      12.30     N           09/23/97      0.54      14.77     0.55       0.39     11.51
NASB       3.82        1.20      16.21     N           09/23/97      3.11      13.71     0.98       1.24     15.90
ITLA       1.42        1.48      12.72     N           09/23/97      1.47      12.83     0.38       1.52     13.13
CASH       1.38        0.93       8.12     N           09/23/97      0.85      15.22     0.31       0.92      7.98
PULS       1.71        1.06      13.51     N           09/23/97      0.57      12.99     0.45       1.10     13.79
HPBC       1.72        1.68      15.75     N           09/23/97      0.00      13.06     0.45       1.68     15.74
ANDB       2.66        1.13      14.33     N           09/23/97      1.01      15.10     0.60       1.00     12.54
FSBI       1.67        0.83      11.94     N           09/23/97      0.30      14.22     0.40       0.75     10.90
HAVN       3.16        0.84      13.80     N           09/23/97      0.74      21.50     0.50       0.53      8.81

SOURCE: SNL & F&C CALCULATIONS        25

FERGUSON & COMPANY            EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------



           Core        Core       Core                              NPAs/     Price/     Core       Core      Core
            EPS        ROAA       ROAE   Merger         Current    Assets       Core      EPS       ROAA      ROAE
            ($)         (%)        (%)  Target?         Pricing       (%)        EPS      ($)        (%)       (%)
Ticker      LTM         LTM        LTM   (Y/N)             Date       MRQ        (x)      MRQ        MRQ       MRQ

HARL       1.95        1.02      16.03     N           09/23/97      0.00      12.50     0.53       1.09     16.89
WVFC       2.10        1.32      10.73     N           09/23/97      0.30      14.25     0.50       1.21     10.88
FFDB       1.32        0.94       9.54     N           09/23/97      0.72      13.05     0.34       0.98     10.05
WFSL       2.18        1.84      15.84     N           09/23/97      0.73      12.95     0.56       1.87     15.71
PVSA       2.44        1.08      14.91     N           09/23/97      0.27      13.05     0.62       1.07     14.75
LARL       1.87        1.43      13.65     N           09/23/97      0.43      12.89     0.48       1.39     13.70
WSFS       1.39        1.34      23.57     N           09/23/97      1.66      13.92     0.33       1.12     21.27
PTRS       2.00        0.84       9.48     N           09/23/97      0.50      10.14     0.65       1.06     11.83
MWBX       0.51        1.37      17.82     N           09/23/97      0.70      11.94     0.14       1.36     18.35
WFI        1.26        0.88      12.23     N           09/23/97      0.29      12.13     0.34       0.86     12.00
MWBI       2.81        0.75      10.82     N           09/23/97      0.77      11.78     0.78       0.81     11.75
QCFB       1.92        1.60       8.60     N           09/23/97      0.17      12.76     0.49       1.62      9.09
EQSB       3.30        0.73      14.49     N           09/23/97      0.15      12.96     0.82       0.70     13.83
FFWC       2.37        1.06      10.49     N           09/23/97      0.16      14.00     0.54       0.93      9.35
CFFC       1.69        1.28       9.23     N           09/23/97      0.39      13.78     0.39       1.16      8.41
FSPG       1.77        0.97      14.79     N           09/23/97      0.64      13.98     0.40       0.86     12.91
FSTC       2.80        1.90      19.95     N           09/23/97        NA       5.65     1.55       3.68     38.97
FMCO       2.22        1.02      15.76     N           09/23/97      1.06      11.46     0.60       1.05     16.36
FNGB       1.07        0.90       7.86     N           09/23/97      0.06      21.67     0.15       0.89      7.82
KSAV       1.54        1.24       8.86     N           09/23/97      0.35      12.17     0.38       1.39     10.15
PVFC       1.70        1.33      19.39     N           09/23/97      1.11      11.51     0.44       1.35     19.25
ABCW       2.53        0.96      15.08     N           09/23/97      0.92      16.17     0.46       0.90     13.87
WRNB       1.64        1.83      18.86     N           09/23/97      1.08      11.74     0.41       1.85     18.09
DIBK       2.71        1.88      23.00     N           09/23/97      0.38      10.19     0.77       1.97     25.24
GDW        7.98        1.23      19.73     N           09/23/97      1.31      14.76     1.50       0.88     13.91
KSBK       1.27        1.08      15.21     N           09/23/97      1.75      11.67     0.30       0.98     13.70
SISB       3.30        1.38      18.99     N           09/23/97      0.43      16.47     0.52       0.83     11.63
LSBX       1.36        1.73      20.78     N           09/23/97      0.30       9.67     0.32       1.60     18.57
MECH       2.82        1.95      19.68     N           09/23/97      1.13       4.46     1.38       3.60     36.83
PAMM       3.04        9.57      49.37     N           09/23/97      3.47       6.99     0.85      13.21     58.78
JXVL       2.28        1.33       8.42     N           09/23/97      0.78      10.29     0.41       1.75     11.48
FCME       4.39        4.08      53.13     N           09/23/97      1.95      16.25     0.20       0.73      7.90

Maximum    7.98        9.57      53.13                               6.28      37.72     1.55      13.21     58.78
Minimum    0.25        0.41       4.44                               -          4.46     0.09       0.30      2.77
Average    1.55        1.05      10.34                               0.69      16.98     0.40       1.08     10.66
Median     1.34        0.96       9.25                               0.46      16.55     0.34       0.96      9.67


SOURCE: SNL & F&C CALCULATIONS        26

FERGUSON & COMPANY      EXHIBIT VI - COMPARATIVE GROUP PRICE CHANGES
------------------

                                                                                               SEPTEMBER 23, 1997
                                                                             Total     --------------------------------
                                                                            Assets             Stock         Market
                                                                             ($000)            Price          Value
Ticker     Short Name                      City               State            MRQ               ($)           ($M)
CKFB       CKF Bancorp Inc.                Danville           KY            60,812            19.000          18.05
CRZY       Crazy Woman Creek Bancorp       Buffalo            WY            54,275            14.813          14.14
CSBF       CSB Financial Group Inc.        Centralia          IL            48,844            12.500          11.77
HBBI       Home Building Bancorp           Washington         IN            45,064            23.000           7.17
HZFS       Horizon Financial Svcs Corp.    Oskaloosa          IA            85,969            19.375           8.24
JOAC       Joachim Bancorp Inc.            De Soto            MO            34,938            15.000          10.84
LONF       London Financial Corporation    London             OH            38,240            15.125           7.72
MCBN       Mid-Coast Bancorp Inc.          Waldoboro          ME            59,739            27.000           6.28
MIVI       Mississippi View Holding Co.    Little Falls       MN            69,775            16.125          13.20
NSLB       NS&L Bancorp Inc.               Neosho             MO            59,711            18.938          13.40
RELI       Reliance Bancshares Inc.        Milwaukee          WI            47,009             8.375          21.18
SSB        Scotland Bancorp Inc            Laurinburg         NC            69,479            17.875          34.21

Maximum                                                                     85,969            27.000          34.21
Minimum                                                                     34,938             8.375           6.28
Average                                                                     56,155            17.261          13.85
Median                                                                      56,993            17.000          12.49

                                      27
SOURCE: SNL & F&C CALCULATIONS

FERGUSON & COMPANY      EXHIBIT VI - COMPARATIVE GROUP PRICE CHANGES
------------------

                                                                                 PERCENT CHANGE              PERCENT CHANGE
                                                                           ---------------------------  -----------------------
                  AUGUST 28, 1997                  JUNE 20, 1997             8-28-97 VS. 9-23-97          6-20-97 VS. 8-28-97
            -----------------------------   -----------------------------  ----------------------------------------------------
                Stock          Market           Stock          Market          Stock        Market          Stock       Market
                Price           Value           Price           Value          Price         Value          Price        Value
Ticker            ($)            ($M)             ($)            ($M)            (%)           (%)            (%)          (%)
CKFB            19.000          18.05           19.250          17.85            -             -            (1.30)        1.12
CRZY            14.500          13.85           13.500          13.57           2.16          2.09           7.41         2.06
CSBF            11.750          11.07           12.500          11.77           6.38          6.32          (6.00)       (5.95)
HBBI            20.500           6.39           21.000           6.54          12.20         12.21          (2.38)       (2.29)
HZFS            18.875           8.03           19.250           8.19           2.65          2.62          (1.95)       (1.95)
JOAC            14.500          10.48           14.500          11.03           3.45          3.44           -           (4.99)
LONF            15.000           7.65           14.875           7.66           0.83          0.92           0.84        (0.13)
MCBN            25.750           5.99           19.500           4.49           4.85          4.84          32.05        33.41
MIVI            15.500          12.69           14.625          11.97           4.03          4.02           5.98         6.02
NSLB            18.469          13.07           16.500          11.67           2.54          2.52          11.93        12.00
RELI             8.625          21.81            8.250          20.86          (2.90)        (2.89)          4.55         4.55
SSB             18.125          34.68           16.250          29.90          (1.38)        (1.36)         11.54        15.99

Maximum         25.750          34.68           21.000          29.90          12.20         12.21          32.05        33.41
Minimum          8.625           5.99            8.250           4.49          (2.90)        (2.89)         (6.00)       (5.95)
Average         16.716          13.65           15.833          12.96           2.90          2.89           5.22         4.99
Median          16.813          11.88           15.563          11.72           2.59          2.57           2.69         1.59

                                      28
SOURCE: SNL & F&C CALCULATIONS

FERGUSON & COMPANY        EXHIBIT VII - PRO FORMA COMPARISONS
------------------

                              LEXINGTON FIRST FSB

AS OF SEPTEMBER 23, 1997


Ticker    Name                               Price      Mk Value    PE       P/Book    P/TBook    P/Assets   Div Yld
                                              ($)        ($Mil)     (X)       (%)        (%)        (%)        (%)
          LEXINGTON FIRST FEDERAL
          -----------------------
          Before Conversion                    N/A         N/A       N/A       N/A        N/A         N/A       N/A
          Pro Forma Supermax                 10.000       7.14      17.3      86.1       86.1        22.9       TBA
          Pro Forma Maximum                  10.000       6.21      15.8      80.8       80.8        20.3       TBA
          Pro Forma Midpoint                 10.000       5.40      14.3      75.4       75.4        18.0       TBA
          Pro Forma Minimum                  10.000       4.59      12.7      69.2       69.2        15.6       TBA

          COMPARATIVE GROUP
          -----------------
          Averages                           17.261      13.85      26.4     108.1      108.6        25.2       1.70
          Medians                            17.000      12.49      23.4     106.9      106.9        23.3       1.67

          TENNESSEE PUBLIC THRIFTS
          ------------------------
          Averages                           13.625      17.44      15.8     126.4      126.4        16.3       3.13
          Medians                            13.625      17.44      15.8     126.4      126.4        16.3       3.13

          SOUTHEAST REGION THRIFTS
          ------------------------
          Averages                           25.938     100.94      18.0     161.6      170.4        19.3       2.15
          Medians                            22.250      73.01      18.3     140.9      140.9        16.8       2.24

          ALL PUBLIC THRIFTS
          ------------------
          Averages                           25.438     208.90      17.5     161.6      169.9        16.5       1.72
          Medians                            23.000      66.61      17.2     152.9      161.3        15.1       1.66

          COMPARATIVE GROUP
          -----------------
CKFB      CKFBancorp-KY                      19.000      18.05      21.1     112.0      112.0        28.9       2.63
CRZY      CrazyWomanCreek-WY                 14.813      14.14      21.2     100.9      100.9        26.1       2.70
CSBF      CSBFinancialGrp-IL                 12.500      11.77      46.3      96.2      101.9        24.1       -
HBBI      HomeBldngBncrp-IN                  23.000       7.17      28.4     114.1      114.1        15.9       1.30
HZFS      HorizonFinSvcs-IA                  19.375       8.24      17.9      98.0       98.0         9.6       1.65
JOAC      JoachimBancorp-MO                  15.000      10.84      40.5     110.1      110.1        31.0       3.33
LONF      LondonFinCorp-OH                   15.125       7.72      19.6     103.6      103.6        20.4       1.59
MCBN      Mid-Coast Bncp-ME                  27.000       6.28      16.2     122.2      122.2        10.5       1.93
MIVI      MissViewHoldCo-MN                  16.125      13.20      18.5     100.2      100.2        18.9       0.99
NSLB      NS&LBancorp-MO                     18.938      13.40      31.6     114.7      114.7        22.4       2.64
RELI      RelianceBncshrs-WI                  8.375      21.18      29.9      92.2       92.2        45.1       -
SSB       ScotlandBancorp-NC                 17.875      34.21      25.5     132.9      132.9        49.2       1.68

                            TBA - To be announced.

FERGUSON & COMPANY           EXHIBIT VII - PRO FORMA COMPARISONS
------------------


                              LEXINGTON FIRST FSB


AS OF SEPTEMBER 23, 1997


Ticker    Name                                Assets       Eq/A     TEq/A       EPS       ROAA      ROAE
                                              ($000)       (%)       (%)        ($)       (%)       (%)
          LEXINGTON FIRST FEDERAL
          -----------------------
          Before Conversion                  26,813        14.8      14.8        N/A      1.06      7.28
          Pro Forma Supermax                 31,135        26.7      26.7       0.58      1.34      5.04
          Pro Forma Maximum                  30,525        25.2      25.2       0.63      1.30      5.20
          Pro Forma Midpoint                 29,995        23.9      23.9       0.70      1.27      5.36
          Pro Forma Minimum                  29,465        22.5      22.5       0.79      1.24      5.54

          COMPARATIVE GROUP
          -----------------
          Averages                           56,155        23.2      23.1       0.75      0.97      4.42
          Medians                            56,993        21.8      21.8       0.74      0.88      4.62

          TENNESSEE PUBLIC THRIFTS
          ------------------------
          Averages                          107,345        12.9      12.9       0.86      0.75      5.88
          Medians                           107,345        12.9      12.9       0.86      0.75      5.88

          SOUTHEAST REGION THRIFTS
          ------------------------
          Averages                          639,000        12.8      12.5       1.47      1.14      9.38
          Medians                           356,718        12.9      12.9       1.38      1.06      8.86

          ALL PUBLIC THRIFTS
          ------------------
          Averages                        1,468,124        10.9      10.6       1.55      1.05     10.34
          Medians                           409,820         9.4       8.9       1.34      0.96      9.25

          COMPARATIVE GROUP
          -----------------
CKFB      CKFBancorp-KY                      60,812        24.0      24.0       0.90      1.33      5.37
CRZY      CrazyWomanCreek-WY                 54,275        25.8      25.8       0.70      1.30      4.54
CSBF      CSBFinancialGrp-IL                 48,844        25.0      24.0       0.27      0.51      1.99
HBBI      HomeBldngBncrp-IN                  45,064        12.8      12.8       0.81      0.52      4.07
HZFS      HorizonFinSvcs-IA                  85,969         9.8       9.8       1.08      0.55      5.25
JOAC      JoachimBancorp-MO                  34,938        28.2      28.2       0.37      0.76      2.59
LONF      LondonFinCorp-OH                   38,240        19.7      19.7       0.77      0.99      4.77
MCBN      Mid-Coast Bncp-ME                  59,739         8.6       8.6       1.67      0.67      7.57
MIVI      MissViewHoldCo-MN                  69,775        18.9      18.9       0.87      1.03      5.77
NSLB      NS&LBancorp-MO                     59,711        19.6      19.6       0.60      0.77      3.72
RELI      RelianceBncshrs-WI                 47,009        48.9      48.9       0.28      1.47      2.66
SSB       ScotlandBancorp-NC                 69,479        37.0      37.0       0.70      1.71      4.69

                                     Note: Stock prices are closing prices or last trade. Pro forma calculations for Lexington First Fed. are based on sales at $10 a share with a midpoint at full value of $5,400,000, minimum of $4,590,000, and a maximum of $6,210,000.

                                     SOURCES: LEXINGTON FIRST FEDERAL'S AUDITED
                                     AND UNAUDITED FINANCIAL STATEMENTS, SNL
                                     SECURITIES, AND F&C CALCULATIONS.

FERGUSON & COMPANY                EXHIBIT VIII
                         COMPARISON OF PRICING RATIOS


                                                                     Group                          Percent Premium
                                       Lexington                  Compared to                      (Discount) Versus
                                         First         ---------------------------------   ----------------------------------
                                        Federal             Average          Median             Average           Median
                                    ---------------    ---------------  ----------------   ---------------- -----------------
COMPARISON OF PE RATIO AT
  MIDPOINT TO:
---------------------------------
Comparative group                              14.3               26.4              23.4              (45.8)           (38.9)
Tennessee thrifts                              14.3               15.8              15.8               (9.5)            (9.5)
Southeast Region thrifts                       14.3               18.0              18.3              (20.6)           (21.9)
All public thrifts                             14.3               17.5              17.2              (18.3)           (16.9)
Recent conversions                             14.3               27.5              26.2              (48.0)           (45.4)

COMPARISON OF PE RATIO AT
  MAXIMUM TO:
---------------------------------
Comparative group                              15.8               26.4              23.4              (40.2)           (32.5)
Tennessee thrifts                              15.8               15.8              15.8                -                -
Southeast Region thrifts                       15.8               18.0              18.3              (12.2)           (13.7)
All public thrifts                             15.8               17.5              17.2               (9.7)            (8.1)
Recent conversions                             15.8               27.5              26.2              (42.5)           (39.7)

COMPARISON OF PE RATIO AT
  SUPERMAXIMUM TO:
---------------------------------
Comparative group                              17.3               26.4              23.4              (34.5)           (26.1)
Tennessee thrifts                              17.3               15.8              15.8                9.5              9.5
Southeast Region thrifts                       17.3               18.0              18.3               (3.9)            (5.5)
All public thrifts                             17.3               17.5              17.2               (1.1)             0.6
Recent conversions                             17.3               27.5              26.2              (37.1)           (34.0)

COMPARISON OF PB RATIO AT
  MIDPOINT TO:
---------------------------------
Comparative group                              75.4              108.1             106.9              (30.2)           (29.5)
Tennessee thrifts                              75.4              126.4             126.4              (40.3)           (40.3)
Southeast Region thrifts                       75.4              161.6             140.9              (53.3)           (46.5)
All public thrifts                             75.4              161.6             152.9              (53.3)           (50.7)
Recent conversions                             75.4               71.2              71.9                5.9              4.9

COMPARISON OF PB RATIO AT
  MAXIMUM TO:
---------------------------------
Comparative group                              80.8              108.1             106.9              (25.3)           (24.4)
Tennessee thrifts                              80.8              126.4             126.4              (36.1)           (36.1)
Southeast Region thrifts                       80.8              161.6             140.9              (50.0)           (42.7)
All public thrifts                             80.8              161.6             152.9              (50.0)           (47.2)
Recent conversions                             80.8               71.2              71.9               13.5             12.4

COMPARISON OF PB RATIO AT
  SUPERMAXIMUM TO:
---------------------------------
Comparative group                              86.1              108.1             106.9              (20.4)           (19.5)
Tennessee thrifts                              86.1              126.4             126.4              (31.9)           (31.9)
Southeast Region thrifts                       86.1              161.6             140.9              (46.7)           (38.9)
All public thrifts                             86.1              161.6             152.9              (46.7)           (43.7)
Recent conversions                             86.1               71.2              71.9               20.9             19.7

SOURCE: SNL & F&C CALCULATIONS        31

FERGUSON & COMPANY               EXHIBIT IX
------------------          PRO FORMA ASSUMPTIONS


   1. Net proceeds from the conversion were invested at the beginning of the period at 5.65%, which was the approximate rate on the one-year treasury bill on June 30, 1997. This rate was selected because it is considered more representative of the rate the Bank is likely to earn.

   2. Lexington First Federal does not intend to adopt an ESOP.

   3. The Bank's RP will acquire 4% of the stock through open market purchases at $10 per share and the expense is recognized ratably over five years as the shares vest.

   4. All pro forma income and expense items are adjusted for income taxes at a combined state and federal rate of 36.0%.

   5. In calculating the pro forma adjustments to net worth, the RP is deducted in accordance with generally accepted accounting principles.

FERGUSON & COMPANY
------------------



                                   EXHIBIT IX
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                AT THE MINIMUM OF THE CONVERSION VALUATION RANGE
                     VALUATION DATE AS OF SEPTEMBER 23, 1997

LEXINGTON FIRST FEDERAL SAVINGS BANK
---------------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Value                                                             $          3,127,597
      Less:  Estimated Expenses                                                                      (350,000)
                                                                                       -----------------------
      Net Conversion Proceeds                                                            $          2,777,597

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                            $          2,777,597
      Less:  ESOP Contributions                                                                             -
                  RP Contributions                                                                   (125,104)
                                                                                       -----------------------
      Net Conversion Proceeds after ESOP & RP                                            $          2,652,493
      Estimated Incremental Rate of Return(1)                                                            3.62%
                                                                                       -----------------------
      Estimated Additional Income                                                        $             95,914
      Less:  ESOP Expense                                                                                  NA
                  RP Expense                                                                          (16,013)
                                                                                       -----------------------
                                                                                         $             79,901
                                                                                       =======================

3.    Pro Forma Calculations


                                                 Before               Conversion                After
      Period                                   Conversion               Results              Conversion
                                         ---------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      June 30, 1997                          $          281,000      $          79,901      $         360,901

b.    Pro Forma Net Worth
      June 30, 1997                          $        3,976,000      $       2,652,493      $       6,628,493

c.    Pro Forma Net Assets
      June 30, 1997                          $       26,813,000      $       2,652,493      $      29,465,493


(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 36.0 percent.

FERGUSON & COMPANY
------------------

                                   EXHIBIT IX
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                AT THE MIDPOINT OF THE CONVERSION VALUATION RANGE
                     VALUATION DATE AS OF SEPTEMBER 23, 1997

LEXINGTON FIRST FEDERAL SAVINGS BANK
---------------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Valuation                                                         $          3,679,526
      Less:  Estimated Expenses                                                                      (350,000)
                                                                                       -----------------------
      Net Conversion Proceeds                                                            $          3,329,526

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                            $          3,329,526
      Less:  ESOP Contributions                                                                             -
                  RP Contributions                                                                   (147,181)
                                                                                       -----------------------
      Net Conversion Proceeds after ESOP & RP                                            $          3,182,345
      Estimated Incremental Rate of Return(1)                                                            3.62%
                                                                                       -----------------------
      Estimated Additional Income                                        TRUE            $            115,074
      Less:  ESOP Expense                                                                                  NA
                  RP Expense                                                                          (18,839)
                                                                                       -----------------------
                                                                                         $             96,234
                                                                                       =======================

3.    Pro Forma Calculations

                                                 Before               Conversion                After
      Period                                   Conversion               Results              Conversion
                                         ---------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      June 30, 1997                       $           281,000      $            96,234      $          377,234

b.    Pro Forma Net Worth
      June 30, 1997                       $         3,976,000      $         3,182,345      $        7,158,345

c.    Pro Forma Net Assets
      June 30, 1997                       $        26,813,000      $         3,182,345      $       29,995,345


(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 36.0 percent.

FERGUSON & COMPANY
------------------

                                   EXHIBIT IX
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                AT THE MAXIMUM OF THE CONVERSION VALUATION RANGE
                     VALUATION DATE AS OF SEPTEMBER 23, 1997

LEXINGTON FIRST FEDERAL SAVINGS BANK
---------------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Valuation                                                         $          4,231,455
      Less:  Estimated Expenses                                                                      (350,000)
                                                                                       -----------------------
      Net Conversion Proceeds                                                            $          3,881,455

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                            $          3,881,455
      Less:  ESOP Contributions                                                                             -
                  RP Contributions                                                                   (169,258)
                                                                                       -----------------------
      Net Conversion Proceeds after ESOP & RP                                            $          3,712,197
      Estimated Incremental Rate of Return(1)                                                            3.62%
                                                                                       -----------------------
      Estimated Additional Income                                                        $            134,233
      Less:  ESOP Expense                                                                                  NA
                  RP Expense                                                                          (21,665)
                                                                                       -----------------------
                                                                                         $            112,568
                                                                                       =======================

3.    Pro Forma Calculations

                                                 Before               Conversion                After
      Period                                   Conversion               Results              Conversion
                                         ---------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      June 30, 1997                       $         281,000      $          112,568      $           393,568

b.    Pro Forma Net Worth
      June 30, 1997                       $       3,976,000      $        3,712,197      $         7,688,197

c.    Pro Forma Net Assets
      June 30, 1997                       $      26,813,000      $        3,712,197      $        30,525,197

(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 36.0 percent.

FERGUSON & COMPANY
------------------

                                  EXHIBIT IX
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE SUPERMAX OF THE CONVERSION VALUATION RANGE
                    VALUATION DATE AS OF SEPTEMBER 23, 1997


LEXINGTON FIRST FEDERAL SAVINGS BANK
--------------------------------------------------------------------------------

1.    Conversion Proceeds
      Pro Forma Market Valuation                                                 $      4,866,173
      Less:  Estimated Expenses                                                  $       (350,000)
                                                                                 -----------------
      Net Conversion Proceeds                                                    $      4,516,173

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                    $      4,516,173
      Less:  ESOP Contributions                                                  $              -
                  RP Contributions                                               $       (194,647)
                                                                                 -----------------
      Net Conversion Proceeds after ESOP & RP                                    $      4,321,526
      Estimated Incremental Rate of Return(1)                                                3.62%
                                                                                 -----------------
      Estimated Additional Income                                                $        156,266
      Less:  ESOP Expense                                                                      NA
                  RP Expense                                                     $        (24,915)
                                                                                 -----------------
                                                                                 $        131,352
                                                                                 =================

3.    Pro Forma Calculations

                                                 Before              Conversion                After
      Period                                   Conversion              Results              Conversion
                                          -----------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      June 30, 1997                         $        281,00        $       131,35        $       412,352

b.    Pro Forma Net Worth
      June 30, 1997                         $     3,976,000        $    4,321,526        $     8,297,526

c.    Pro Forma Net Assets
      June 30, 1997                         $    26,813,000        $    4,321,526        $    31,134,526

(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 36.0 percent.

FERGUSON & COMPANY
------------------

                                  EXHIBIT IX
                           PRO FORMA ANALYSIS SHEET

Name of Association:     LEXINGTON FIRST FEDERAL SAVINGS BANK
Date of Market Prices:   September 23, 1997


                                                                                        Tennessee Publicly         All Publicly
                                                                     Comparatives          Held Thrifts            Held Thrifts
                                                                     ------------          ------------            ------------
                               SYMBOLS          VALUE             Mean        Median    Mean         Median     Mean         Median
                            -------------------------------       ----        ------    ----         ------     ----         ------
Price-Earnings Ratio             P/E
--------------------
     Last Twelve Months                          N/A
     At Minimum of Range                        12.7
     At Midpoint of Range                       14.3              26.4         23.4     15.8          15.8      17.5          17.2
     At Maximum of Range                        15.8
     At Supermax of Range                       17.3

Price-Book Ratio                 P/B
----------------
     At Minimum of Range                        69.2%
     At Midpoint of Range                       75.4%            108.1        106.9    126.4         126.4     161.6         152.9
     At Maximum of Range                        80.8%
     At Supermax of Range                       86.1%

Price-Asset Ratio                P/A
-----------------
     At Minimum of Range                        15.6%
     At Midpoint of Range                       18.0%             25.2         23.3     16.3          16.3      16.5          15.1
     At Maximum of Range                        20.3%
     At Supermax of Range                       22.9%

FERGUSON & COMPANY
------------------

                                  EXHIBIT IX
                           PRO FORMA ANALYSIS SHEET


Description                                                           Symbol               Value
---------------------------------------------------------------   ----------------   ------------------
Full Value                                                        FV                      5,400,000              P/B=        75.4%
Remaining Value to Sell                                           RV                      3,679,526              P/A=        18.0%
Pro Forma Earnings                                                PFE                       377,234              P/E=        14.3
Pro Forma Book Value                                              PFBV                    7,158,345
Pro Forma Assets                                                  PFA                    29,995,345

Pre-conversion Earnings                                           Y                         281,000
Pre-conversion Book Value                                         B                       3,976,000
Pre-conversion Assets                                             A                      26,813,000
Reinvestment Rate (1)                                             R                           3.616%
Conversion Expenses                                                                         350,000
Conversion Expenses/Proceeds                                      X                           9.512%
Tax Rate                                                          TAX                         36.00%
ESOP Stock Purchases                                              E                            0.00%
ESOP Amortization Period                                          T                              NA
RP Stock Purchases                                                M                            4.00%
RP Amortization Period                                            N                               5   Years
Percentage Sold                                                   PS                         68.139%

(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 36.0 percent.


Estimated Value at Midpoint of Range (Full Value):
-------------------------------------------------
V=               P/A*A                                                                    5,400,000
        1-P/A*PS*(1-X-M)

V=                P/B*B                                                                   5,400,000
        1-P/B*PS*(1-X-M)

V=                  P/E*PFE                                                               5,400,000
1-P/E*PS*((1-X-M)*R-(1-TAX)*M/N)

                                                                 Value Per
                                        Estimated Value              Share         Total Shares                      Date
                                        ---------------              -----         ------------                      ----
                                            $ 5,400,000            $ 10.00           540,000                 September 23, 1997

Range of Value:
------------------------------------------------------------------------
$5,400,000 x 1.15=$6,210,000 or 621,000 shares
$5,400,000 x 0.85=$4,590,000 or 459,000 shares

FERGUSON & COMPANY
------------------

                          EXHIBIT X- EXCHANGE RATIOS

                                                Minimum      Midpoint       Maximum     Supermaximum
                                              -----------   -----------   -----------   ------------
Full value                                     $4,590,000    $5,400,000    $6,210,000    $7,141,500

Per share price                                $    10.00    $    10.00    $    10.00    $    10.00

Total shares                                      459,000       540,000       621,000       714,150

Shares currently owned by
  Public shareholders                              87,993        87,993        87,993        87,993
Total shares outstanding (adjusted)               276,181       276,181       276,181       276,181

Percent owned by public                             31.86%        31.86%        31.86%        31.86%

Percent to be sold in this
  offering                                          68.14%        60.54%        60.54%        60.54%

Number of shares being sold                       312,760       367,953       423,146       486,617

Number of shares being
  exchanged for existing shares                   146,240       172,047       197,854       227,533

Exchange ratio                                     1.6620        1.9552        2.2485        2.5858

FERGUSON & COMPANY   EXHIBIT XI - WAIVED DIVIDENDS ADJUSTMENT
------------------

                                                              Shares         Shares
                                                               Owned          Owned        Dividends     Dividends
                                              Total             by             by          Declared       Paid to       Dividends
                                    Year      Shares          Public          MHC          Per Share      Public         Waived
                                ----------- -----------   -------------  -------------    -----------  -----------    -----------
Shares issued                      Dec-92      215,000         80,000        135,000
Dividends paid                     Dec-92      215,000         80,000        135,000       $     0.20  $   16,000     $    27,000
Options exercised                  Dec-93          727            727
Dividends paid                     Dec-93      215,727         80,727        135,000       $     0.80  $   64,145     $   108,000
Options exercised                  Dec-94        7,270          7,270
Dividends paid                     Dec-94      222,997         87,997        135,000       $     5.80  $  507,765     $   783,000
Dividend paid                      Dec-95      222,997         87,997        135,000       $     0.80  $   70,398     $   108,000
Shares redeemed                    Dec-96           (4)            (4)
Dividends paid                     Dec-96      222,993         87,993        135,000       $     0.80  $   70,395     $   108,000
Dividends paid                     Jun-97      222,993         87,993        135,000       $     0.40  $   35,134     $    54,000
                                                                                          -----------  ----------    ------------

Totals through Jun 97                          222,993         87,993        135,000       $     8.80   $ 763,837     $ 1,188,000
                                                                                          -----------  ----------    ------------
Dividends paid                     Sep-97      222,993         87,993        135,000       $     0.20    $ 17,599        $ 27,000
                                                                                          -----------  ----------    ------------
Totals through Sep 97                          222,993         87,993        135,000       $     9.00   $ 781,436     $ 1,215,000
                                                                                          ===========  ==========    ============
Special dividend paid
                                                                                                                     ------------
                     in 1994                   222,997         87,997        135,000       $     5.00   $ 439,985       $ 675,000
                                                                                                                     ------------




DILUTION BECAUSE OF WAIVED DIVIDENDS:
------------------------------------
Adjusted ownership percentage             AOP
Current ownership percentage              COP  = SPO/TSO            =                         39.4600%
Bank book value (6-30-97)                 BBV                       =                       3,885,000
Holding company consolidated
  book value (6-30-97)                   HCBV                       =                       3,976,000
Shares publicly owned                     SPO                       =                          87,993
Total shares outstanding                  TSO                       =                         222,993
Waived dividends                           WD                       =                         675,000

                                          AOP=           (BBV-WD)*COP
                                                        ---------------------
                                                         HCBV

                                                        ----------
                                             =           31.8606%
                                                        ----------

To adjust minority ownership percentage, divide number of
minority shares by the minority percent ownership to determine       ---------
an equivalent for total shares outstanding: =                         276,181
                                                                     ---------